As filed with the Securities and Exchange Commission on March 5, 2010

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

(Exact Name of Registrant as Specified in the Articles of Incorporation)

100 Bellevue Parkway Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762 (Area Code and Telephone Number)

Anne F. Ackerley

Chief Executive Officer

55 East 52nd Street, New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Maria Gattuso, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Howard B. Surloff, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective April 19, 2010, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds

2.	Questions and Answers for Shareholders of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM

3.	Notice of Special Meeting of Shareholders of BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds, into BlackRock Fundamental Growth Fund, Inc.

5.	Statement of Additional Information regarding the proposed reorganization of BlackRock Capital Appreciation Portfolio, a series of BlackRock Funds, into BlackRock Fundamental Growth Fund, Inc.

6.	Part C Information

7.	Exhibits

[            ], 2010

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), a series of BlackRock FundsSM (the “Trust”), to be held on June 8, 2010 at 10:00 A.M., Eastern time. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Capital Appreciation Portfolio.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the Capital Appreciation Portfolio into BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund”). The Reorganization has been proposed to eliminate the redundancies of managing two similar funds and achieve certain operating efficiencies by combining the funds. BlackRock Advisors, LLC (“BlackRock Advisors”), each fund’s investment adviser, believes that the shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the Reorganization, than by continuing to operate the two funds separately. BlackRock Advisors believes that the Fundamental Growth Fund’s investment objective and strategies make it a compatible fund within the BlackRock Advisors complex for a reorganization with the Capital Appreciation Portfolio. The Board of Trustees of the Trust believes the Reorganization is in the best interests of the Capital Appreciation Portfolio, and recommends that you vote “for” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [            ] our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

ANNE F. ACKERLEY

President and Chief Executive Officer

BlackRock Capital Appreciation Portfolio

BlackRock FundsSM

100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “for” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to consider the proposed reorganization (“Reorganization”) and to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), a series of BlackRock FundsSM (the “Trust”), which is a Massachusetts business trust, and BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund” and together with the Capital Appreciation Portfolio, the “Funds”), which is a Maryland corporation. The Fundamental Growth Fund pursues an investment objective that is identical to that of the Capital Appreciation Portfolio and has investment strategies similar to those of the Capital Appreciation Portfolio. If the proposed Reorganization is approved and completed, an account at the Fundamental Growth Fund will be set up in your name, you will become a shareholder of the Fundamental Growth Fund, and the Capital Appreciation Portfolio will be terminated, dissolved and liquidated as a series of the BlackRock Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Fundamental Growth Fund.

Q:	How does the Board of Trustees suggest that I vote?

A:	After careful consideration, the Board of Trustees of the Trust (the “Trust Board”) determined that the proposed Reorganization is in the best interests of the Capital Appreciation Portfolio, and that the interests of the Capital Appreciation Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The Trust Board therefore, recommends that you cast your vote “For” the proposed Reorganization. The Trust Board has determined that shareholders of the Capital Appreciation Portfolio may benefit from the following:

(i) Shareholders of the Capital Appreciation Portfolio will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (e.g., the Fundamental Growth Fund following the closing of the Reorganization) (the “Combined Fund”) is expected to give rise to possible operating efficiencies;

(iii) The Combined Fund will have projected gross and/or net annual fund operating expenses that are expected to be equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization. The projected gross annual fund operating expenses are expected to slightly increase for Investor C Shares of the Capital Appreciation Portfolio, but it is expected that the Combined Fund will have projected net operating expenses equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization for all Share classes, including for Investor C Shares, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding the effects of certain fees and expenses) that BlackRock Advisors has agreed to implement following the closing of the Reorganization;

(iv) The compatibility of the types of portfolio securities held by each of the Funds, the identical investment objectives of each Fund, the similar principal investment strategies of each Fund, and certain similarities between the risk profiles and non-principal investment strategies of each Fund;

(v) The substantially greater net assets of the Combined Fund are expected to result in a lower effective contractual management fee rate under the Fundamental Growth Fund’s management fee schedule, which provides for a lower contractual management fee rate to apply when certain asset levels are reached due to the existence of management fee breakpoints; and

(vi) Although the Capital Appreciation Portfolio’s management fee breakpoint schedule is set at lower asset levels than those of the Fundamental Growth Fund, the Capital Appreciation Portfolio’s assets are not currently sufficient, and are not expected to increase enough in the near future, for a lower effective contractual management fee rate to apply. Thus the Capital Appreciation Portfolio’s current effective contractual management fee rate is higher than that of the Fundamental Growth Fund or the Combined Fund following the closing of the Reorganization. Although the Capital Appreciation Portfolio has benefited from certain management fee waivers resulting from certain contractual caps on class expenses, these waivers, which are discussed in more detail on p. 20, may not be required for the Combined Fund following the closing of the Reorganization.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Capital Appreciation Portfolio approve the proposed Reorganization, all of the assets and substantially all of the liabilities of the Capital Appreciation Portfolio will be combined with those of the Fundamental Growth Fund, an account will be set up in your name at the Fundamental Growth Fund and you will receive shares of the Fundamental Growth Fund. You will receive the same class of shares of the Fundamental Growth Fund as you currently hold of the Capital Appreciation Portfolio, with the exception of shareholders of Institutional Shares of the Capital Appreciation Portfolio. Shareholders of Institutional Shares of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Capital Appreciation Portfolio will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Capital Appreciation Portfolio prior to the Reorganization.

Q:	Will I own the same number of shares of the Fundamental Growth Fund as I currently own of the Capital Appreciation Portfolio?

A:	No, you will receive shares of the Fundamental Growth Fund with the same aggregate net asset value as the shares of the Capital Appreciation Portfolio you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Capital Appreciation Portfolio and the Fundamental Growth Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of an Investor A share of the Fundamental Growth Fund is lower than the net asset value of an Investor A share of the Capital Appreciation Portfolio, you will receive a greater number of shares of the Fundamental Growth Fund in the Reorganization than you held in the Capital Appreciation Portfolio before the Reorganization. On the other hand, if the net asset value of an Investor A share of the Fundamental Growth Fund is higher than the net asset value of an Investor A share of the Capital Appreciation Portfolio, you will receive fewer shares of the Fundamental Growth Fund in the Reorganization than you held in the Capital Appreciation Portfolio before the Reorganization. The aggregate net asset value of your Fundamental Growth Fund shares immediately following the closing of the Reorganization will be the same as the aggregate net asset value of your Capital Appreciation Portfolio shares immediately prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of the Fundamental Growth Fund of the same class as the shares of the Capital Appreciation Portfolio that I now hold?

A:	With the exception of shareholders of Institutional Shares, you will receive shares of the Fundamental Growth Fund of the same class as the shares you own of the Capital Appreciation Portfolio. Shareholders of Institutional Shares of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund.

Special Considerations for Institutional Shareholders of the Capital Appreciation Portfolio. As discussed above, Institutional shareholders of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund in connection with the Reorganization. There are certain differences between the Institutional and BlackRock Shares. BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans. The minimum investment for BlackRock Shares is $5 million for institutions and individuals. There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans. BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund. Institutional Shares are offered without a sales charge to institutional investors, certain retirement plans, participants in certain programs sponsored by BlackRock Advisors or its affiliates or financial intermediaries and certain employees and affiliates of BlackRock Advisors or its affiliates. The minimum investment for Institutional Shares is $2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund. Shareholders of Institutional Shares of the Capital Appreciation Portfolio that acquire BlackRock Shares through the Reorganization will be eligible to purchase additional BlackRock Shares of the Combined Fund following the closing of the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	BlackRock Advisors, LLC (“BlackRock Advisors”), each Fund’s current investment adviser, will serve as the Combined Fund’s investment adviser and BlackRock Investment Management, LLC, each Fund’s current sub-adviser, will serve as the Combined Fund’s sub-adviser. The portfolio managers who currently manage the day-to-day operations of each of the Capital Appreciation Portfolio and the Fundamental Growth Fund will manage the Combined Fund following the closing of the Reorganization. The same portfolio management team currently manages both Funds and has managed the Capital Appreciation Portfolio since 2005 and has managed the Fundamental Growth Fund since November 2008.

Q:	How do operating expenses paid by the Fundamental Growth Fund compare to those payable by the Capital Appreciation Portfolio?

A:	Following the closing of the Reorganization, the Fundamental Growth Fund’s projected net annual fund operating expenses are expected to be equal to or below those of the Capital Appreciation Portfolio after taking into account certain contractual fee waivers and/or expense reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) that BlackRock Advisors has agreed to implement. BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses of the Combined Fund following the closing of the Reorganization for certain share classes. Following the closing of the Reorganization, the Combined Fund’s projected gross annual fund operating expenses are expected to be equal to or below those of the Capital Appreciation Portfolio for Investor A, Investor B and Institutional Shares of the Capital Appreciation Portfolio. The projected gross annual fund operating expenses are expected to slightly increase for Investor C Shares of the Capital Appreciation Portfolio; however, as noted above, the projected net annual fund operating expenses are expected to be equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization for all share classes, including for Investor C Shares, after taking into account certain contractual fee waivers and/or expense reimbursement arrangements that BlackRock Advisors has agreed to implement following the closing of the Reorganization. The table below sets forth the estimated total net assets and estimated total expense ratios (including distribution and service fees) of the classes of shares for each of the Funds and the Combined Fund, each as of September 30, 2009.

	Total Annual Expense Ratio (Excluding interest expense and acquired fund fees and expenses)
	Excluding contractual waivers, if applicable	Including contractual waivers, if applicable
Capital Appreciation
Investor A	1.35%	1.25%**
Investor B	2.36%	2.16%**
Investor C	2.04%	1.94%**
Institutional*	0.92%	0.72%**

	Total Annual Expense Ratio (Excluding interest expense and acquired fund fees and expenses)
	Excluding contractual waivers, if applicable	Including contractual waivers, if applicable
Fundamental Growth
Investor A	1.20%	1.20%
Investor B	2.13%	2.13%
Investor C	2.11%	2.11%

Combined Fund
Investor A	1.19%	1.19%***
Investor B	2.12%	2.12%***
Investor C	2.09%	1.94%***
BlackRock*	0.76%	0.72%***

*	The Fundamental Growth Fund BlackRock Shares will be issued to holders of the Capital Appreciation Portfolio’s Institutional Shares in the Reorganization.
**	BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Capital Appreciation Portfolio’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.39% (for Investor A Shares), 2.16% (for Investor B and Investor C Shares) and 0.72% (for Institutional Shares) until February 1, 2011. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, in each case upon 90 days’ prior notice. The table reflects the waiver.
***	BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses following the closing of the Reorganization in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.94% (for Investor C Shares) and 0.72% (for BlackRock Shares) of average daily net assets. This contractual waiver may be terminated by a majority of the non-interested directors of the Fundamental Growth Fund or by a vote of a majority of the outstanding voting securities of the Fundamental Growth Fund, in each case upon 90 days’ prior notice.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	The front-end sales loads for Investor A, Investor B and Investor C Shares of each Fund are identical. However, there are certain differences in the contingent deferred sales charges (“CDSCs”) of the Investor A Shares of the Funds, which are described in the table below. The Fundamental Growth Fund Investor A Shares and Capital Appreciation Portfolio Investor A Shares both have a front-end sales load of 5.25% and service fees of 0.25%; however, the Fundamental Growth Fund Investor A Shares impose a CDSC of 1.00% on redemptions of investments of $1 million or more within 18 months of purchase while the Capital Appreciation Portfolio Investor A Shares imposes a CDSC of 0.75% on redemptions of investments of $1 million or more within 18 months of purchase. While the Combined Fund will have the higher CDSC of the Fundamental Growth Fund on such redemptions of Investor A Shares, following the closing of the Reorganization, the Fundamental Growth Fund’s projected gross and net annual fund operating expenses for Investor A Shares are expected to be below those of the Investor A Shares of the Capital Appreciation Portfolio both before and after taking into account the applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement following the closing of the Reorganization. The CDSCs and distribution fees for the Investor B and Investor C Shares of each Fund are identical. The Institutional Shares of the Capital Appreciation Portfolio and the newly created BlackRock Shares of the Fundamental Growth Fund do not impose any front-end sales loads, CDSCs or distribution fees. Below is a chart that summarizes the front-end sales loads and CDSCs for each of the share classes.

	Capital Appreciation Portfolio Investor A Shares	Fundamental Growth Fund and Combined Fund Investor A Shares
Front-end Sales Charge	5.25%	5.25%
CDSCs	A CDSC of 0.75% may be imposed on investments of $1 million or more if redeemed within eighteen months	A CDSC of 1.00% may be imposed on investments of $1 million or more if redeemed within eighteen months
Service Fees	0.25%	0.25%

	Capital Appreciation Portfolio Investor B Shares	Fundamental Growth Fund and Combined Fund Investor B Shares
Front-end Sales Charge	None	None
CDSCs	A CDSC of up to 4.50% if redeemed within one year	A CDSC of up to 4.50% if redeemed within one year
Service and Distribution Fees	1.00%	1.00%

	Capital Appreciation Portfolio Investor C Shares	Fundamental Growth Fund and Combined Fund Investor C Shares
Front-end Sales Charge	None	None
CDSCs	A CDSC of 1.00% if redeemed within one year	A CDSC of 1.00% if redeemed within one year
Service and Distribution Fees	1.00%	1.00%

	Capital Appreciation Portfolio Institutional Shares	Fundamental Growth Fund and Combined Fund BlackRock Shares
Front-end Sales Charge	None	None
CDSCs	None	None
Service and Distribution Fees	None	None

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Fundamental Growth Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Capital Appreciation Portfolio shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Capital Appreciation Portfolio.

Q:	What will I have to do to open an account in the Fundamental Growth Fund? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Fundamental Growth Fund, and we will send you written confirmation that this change has taken place. You will receive Investor A, Investor B, Investor C or BlackRock Shares of the Fundamental Growth Fund depending on what share class of the Capital Appreciation Portfolio you own immediately prior to the Reorganization, as indicated in the table below. You will receive shares of the Fundamental Growth Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Capital Appreciation Portfolio that you own immediately prior to the Reorganization.

Capital Appreciation Portfolio shares	Fundamental Growth Fund shares
Investor A Shares	Investor A Shares
Investor B Shares	Investor B Shares
Investor C Shares	Investor C Shares
Institutional Shares	BlackRock Shares

v

No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Capital Appreciation Portfolio, it is not necessary to surrender such certificates.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Capital Appreciation Portfolio, the Trust Board will consider other alternatives.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Capital Appreciation Portfolio will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of the Fundamental Growth Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Fundamental Growth Fund in connection with the Reorganization.

BlackRock does not expect to sell portfolio assets of the Capital Appreciation Portfolio in connection with the Reorganization. However, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Capital Appreciation Portfolio’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Capital Appreciation Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization the Capital Appreciation Portfolio will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:	BlackRock Advisors or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting of the Capital Appreciation Portfolio shareholders (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the number or go to the website address listed on the enclosed proxy card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card in hand.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the second quarter of 2010. The Reorganization will not take place if the Reorganization is not approved by the Capital Appreciation Portfolio’s shareholders at the Special Meeting.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also call [ ], our proxy solicitation firm, at [ ].

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

BLACKROCK FUNDSSM

BlackRock Capital Appreciation Portfolio

100 Bellevue Parkway

Wilmington, Delaware

(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

[            ], 2010

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), a series of BlackRock FundsSM (the “Trust”), will be held on June 8, 2010 at 10:00 A.M., Eastern time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Capital Appreciation Portfolio would transfer of all of its assets to the BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund”), in exchange for the assumption by the Fundamental Growth Fund of substantially all of the liabilities of the Capital Appreciation Portfolio and shares of the Fundamental Growth Fund, as detailed in the Reorganization Agreement, which shares will be distributed by the Capital Appreciation Portfolio to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust has fixed the close of business on April 15, 2010 as the record date for determination of shareholders of the Capital Appreciation Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Capital Appreciation Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Shareholders may also vote by telephone or over the Internet; please see pages [            ] for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Trustees,

Howard B. Surloff

Secretary

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK CAPITAL APPRECIATION PORTFOLIO

BLACKROCK FUNDSSM

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), a series of BlackRock FundsSM (the “BlackRock Funds”). A special meeting of shareholders of the Capital Appreciation Portfolio (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on June 8, 2010 at 10:00 A.M., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Capital Appreciation Portfolio at the close of business on April 15, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the Capital Appreciation Portfolio on or about April 29, 2010. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees of the Trust (the “Trust Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card, by calling the toll-free number, or over the Internet. Shareholders may also attend the Special Meeting and vote in person.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Capital Appreciation Portfolio would transfer of all of its assets to the BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund”), in exchange for the assumption by the Fundamental Growth Fund of substantially all of the liabilities of the Capital Appreciation Portfolio and shares of the Fundamental Growth Fund, as detailed in the Reorganization Agreement, which shares will be distributed by the Capital Appreciation Portfolio to the holders of its shares in complete liquidation thereof (the “Reorganization”); and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Trust Board and the Board of Directors of the Fundamental Growth Fund (the “Fundamental Growth Fund Board”) have each approved the Reorganization. The Reorganization has been proposed to eliminate the redundancies of managing two similar Funds in an effort and achieve certain operating efficiencies by combining the Funds. The investment objectives of the Capital Appreciation Portfolio and the Fundamental Growth Fund are identical. The investment objective of each Fund is long term growth of capital. Each Fund generally invests in equity securities of medium and large capitalization companies. The Capital Appreciation Portfolio and the Fundamental Growth Fund, however, employ certain differing investment strategies to achieve their respective objectives. The principal difference between the principal strategies of the Funds is that the Capital Appreciation Portfolio invests, under normal circumstances, at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities, while the Fundamental Growth Fund will generally invest at least 65% of its total assets in equity securities, including common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock and emphasizes investments in companies with medium to large market capitalization. While the Funds have differing investment strategies, there is substantial overlap in the Funds’ investment programs. In particular, as of January 1, 2010, over 99% of the portfolio securities held by the Capital Appreciation Portfolio were held by the Fundamental Growth Fund. The Fundamental Growth Fund also has certain non-principal strategies that are compatible with the principal and non-principal strategies of the Capital Appreciation Portfolio.

If Capital Appreciation Portfolio shareholders approve the proposed Reorganization, then the Fundamental Growth Fund will acquire all of the assets, and assume substantially all of the liabilities, of the Capital Appreciation Portfolio and shareholders will receive Investor A, Investor B, Investor C or BlackRock Shares of the Fundamental Growth Fund.

•

Investor A shareholders of the Capital Appreciation Portfolio will receive Investor A Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor A Shares of the Capital Appreciation Portfolio that Investor A shareholders own immediately prior to the Reorganization;

•

Investor B shareholders of the Capital Appreciation Portfolio will receive Investor B Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor B Shares of the Capital Appreciation Portfolio that Investor B shareholders own immediately prior to the Reorganization;

•

Investor C shareholders of the Capital Appreciation Portfolio will receive Investor C Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor C Shares of the Capital Appreciation Portfolio that Investor C shareholders own immediately prior to the Reorganization; and

•

Institutional shareholders of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional Shares of the Capital Appreciation Portfolio that Institutional shareholders own immediately prior to the Reorganization.

After distributing these shares, the Capital Appreciation Portfolio will be terminated, dissolved and liquidated as a series of the Trust. When the Reorganization is complete, shareholders of Investor A Shares of the Capital Appreciation Portfolio will hold Investor A Shares of the Fundamental Growth Fund, shareholders of Investor B Shares of the Capital Appreciation Portfolio will hold Investor B Shares of the Fundamental Growth Fund, shareholders of Investor C Shares of the Capital Appreciation Portfolio will hold Investor C Shares of the Fundamental Growth Fund, and shareholders of Institutional Shares of the Capital Appreciation Portfolio will hold newly created BlackRock Shares of the Fundamental Growth Fund. Following the closing of the Reorganization, the Fundamental Growth Fund will continue to operate as a registered open-end investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Capital Appreciation Portfolio should know before voting on the Reorganization and constitutes an offering of the Fundamental Growth Fund shares to be issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated [ ], 2010 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•

The prospectus relating to the Investor A, Investor B, Investor C, and Institutional Shares of the Capital Appreciation Portfolio, dated January 29, 2010, as supplemented (the “Capital Appreciation Portfolio Prospectus”);

ii

•	The Statement of Additional Information relating to the Capital Appreciation Portfolio, dated January 29, 2010, as supplemented (the “Capital Appreciation Portfolio SAI”);

•	The Annual Report to Shareholders of the Capital Appreciation Portfolio for the fiscal period ended September 30, 2009; and

•	The Fundamental Growth Fund Statement of Additional Information (the “Fundamental Growth Fund SAI”) dated December 29, 2009, as supplemented.

The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•

The prospectus relating to the Investor A, Investor B, Investor C, Institutional and Class R Shares of the Fundamental Growth Fund dated December 29, 2009, as supplemented (the “Fundamental Growth Fund Investor Class Prospectus”), and the prospectus relating to the BlackRock Shares of the Fundamental Growth Fund dated April [    ], 2010, as supplemented (the “Fundamental Growth Fund BlackRock Class Prospectus” and together with the Fundamental Growth Fund Investor Class Prospectus, the “Fundamental Growth Fund Prospectus”); and

•	The Annual Report to Shareholders of the Fundamental Growth Fund for the fiscal year ended August 31, 2009 (the “Fundamental Growth Fund Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the Fundamental Growth Fund Prospectus will apply to the Investor A, Investor B, Investor C and BlackRock Shares to be issued by the Fundamental Growth Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Capital Appreciation Portfolio	BlackRock Fundamental Growth Fund, Inc.
BlackRock FundsSM	100 Bellevue Parkway
100 Bellevue Parkway	Wilmington, Delaware 19809
Wilmington, Delaware 19809	(800) 441-7762
(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

iii

The Trust Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [            ], 2010.

iv

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Trust and the Fundamental Growth Fund is an open-end management investment company registered with the SEC. The Capital Appreciation Portfolio is organized as a separate series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The Fundamental Growth Fund is organized as a corporation under the laws of the State of Maryland. The investment objective of each Fund is identical. Each Fund’s investment objective is long term growth of capital. Each Fund employs similar strategies in achieving its respective objective. The Capital Appreciation Portfolio has a policy under which it invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities, while the Fundamental Growth Fund generally emphasizes investing in common stock of companies that have a medium to large stock market capitalization, and will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. If shareholders approve the Reorganization, the Fundamental Growth Fund will be renamed the “BlackRock Capital Appreciation Fund, Inc.” upon the closing of the Reorganization. The Fundamental Growth Fund, following completion of the Reorganization, may be referred to as the “Combined Fund,” as the surviving Fund, after the Reorganization in this Combined Prospectus/Proxy Statement.

BlackRock Advisors, LLC (“BlackRock Advisors”) serves as the investment adviser of each of the Funds. BlackRock Investment Management, LLC (“BIM” or the “Sub-Adviser”) serves as the sub-adviser of each of the Funds. The portfolio managers of each of the Capital Appreciation Portfolio and the Fundamental Growth Fund are Jeffrey Lindsey, CFA and Edward Dowd, and they are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

The Proposed Reorganization

Each of the Trust Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust (the “Independent Trustees”), and the Fundamental Growth Fund Board, including the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Corporation, has approved the Reorganization Agreement. Subject to approval by the Capital Appreciation Portfolio shareholders, the Reorganization Agreement provides for:

•

the transfer of all of the assets of the Capital Appreciation Portfolio to the Fundamental Growth Fund in exchange for the assumption by the Fundamental Growth Fund of substantially all of the liabilities of the Capital Appreciation Portfolio and shares of the Fundamental Growth Fund having an aggregate net asset value equal to the value of the assets of the Capital Appreciation Fund acquired by the Fundamental Growth Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares to the Capital Appreciation Portfolio’s shareholders; and

•	the subsequent liquidation, termination and dissolution of the Capital Appreciation Portfolio as a series of the Trust.

If the proposed Reorganization is approved by shareholders of the Capital Appreciation Portfolio and completed, then the Fundamental Growth Fund will acquire all of the assets and assume substantially all of the liabilities of the Capital Appreciation Portfolio, and shareholders of the Capital Appreciation Portfolio will receive Investor A, Investor B, Investor C and BlackRock Shares of the Fundamental Growth Fund as set out below:

•

Investor A shareholders of the Capital Appreciation Portfolio will receive Investor A Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor A Shares of the Capital Appreciation Portfolio that shareholders own immediately prior to the Reorganization;

•

Investor B shareholders of the Capital Appreciation Portfolio will receive Investor B Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor B Shares of the Capital Appreciation Portfolio that shareholders own immediately prior to the Reorganization;

•

Investor C shareholders of the Capital Appreciation Portfolio will receive Investor C Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor C Shares of the Capital Appreciation Portfolio that shareholders own immediately prior to the Reorganization; and

•

Institutional shareholders of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional Shares of the Capital Appreciation Portfolio that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization has been proposed to eliminate the redundancies of managing two similar funds and in an effort to achieve certain operating efficiencies by combining the Funds. BlackRock Advisors believes that each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the two Funds separately. BlackRock Advisors further believes that it is in the best interests of the Capital Appreciation Portfolio’s shareholders to combine the Capital Appreciation Portfolio’s assets with those of a Fund that is expected to have the same or lower expenses. Following the closing of the Reorganization, the Combined Fund’s projected gross annual fund operating expenses are expected to be equal to or below those of the Capital Appreciation Portfolio for Investor A, Investor B and Institutional Shares of the Capital Appreciation Portfolio and although the projected gross annual fund operating expenses are expected to slightly increase for Investor C Shares of the Capital Appreciation Portfolio, following the closing of the Reorganization, the Combined Fund’s projected net operating expenses are expected to be equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization (including for Investor C Shares) after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding certain fees and expenses) that BlackRock Advisors has agreed to implement following the closing of the Reorganization.

In approving the Reorganization Agreement, the Trust Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Capital Appreciation Portfolio and that the interests of the shareholders of the Capital Appreciation Portfolio will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the Trust Board engaged in a thorough review process relating to the proposed Reorganization. The Trust Board approved the Reorganization on February 23, 2010. The Trust Board has directed that the Reorganization be submitted to shareholders for consideration at the Special Meeting.

The factors considered by the Trust Board with regard to the Reorganization include, but are not limited to, the following:

•

The fact that the investment objectives of the Capital Appreciation Portfolio and the Fundamental Growth Fund are identical and certain strategies of the Capital Appreciation Portfolio and the Fundamental Growth Fund are similar and compatible, while others are different. The Trust Board considered that each Fund generally invests in common stock of medium and large capitalization companies. The Trust Board considered that the Capital Appreciation Portfolio and the Fundamental Growth Fund, however, employ certain differing investment strategies to achieve their respective objectives. The Trust Board further considered that the principal difference between the principal strategies of Funds is that the Capital Appreciation Portfolio invests, under normal circumstances, at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities, while the Fundamental Growth Fund will generally invest at least 65% of its total assets in equity securities, including common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock and emphasizes investments in companies with medium to large market capitalization. The Trust Board considered that there is substantial overlap in the portfolio securities held by the Funds, the investment strategies of the Funds are similar, and the Fundamental Growth Fund also has certain non-principal strategies that are compatible with the principal and non-principal strategies of the Capital Appreciation Portfolio. In particular, as of January 1, 2010, over 99% of the portfolio securities held by the Capital Appreciation Portfolio were held by the Fundamental Growth Fund. See “Comparison of the Capital Appreciation Portfolio and the Fundamental Growth Fund—Investment Objectives and Principal Investment Strategies.”

•

The Combined Fund will have projected gross and/or net annual fund operating expenses that are expected to be equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization. The projected gross annual fund operating expenses are expected to slightly increase for Investor C Shares of the Capital Appreciation Portfolio, but it is expected that the Combined Fund will have projected net operating expenses equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization for all Share classes, including for Investor C Shares, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses as described on page 19) that BlackRock Advisors has agreed to implement following the closing of the Reorganization. The Trust Board also considered that the substantially greater net assets of the Combined Fund are expected to result in a lower effective contractual management fee rate under the Fundamental Growth Fund’s management fee schedule, which provides for a lower contractual management fee rate to apply when certain asset levels are reached due to the existence of management fee breakpoints. The Trust Board considered that although the Capital Appreciation Portfolio’s management fee breakpoint schedule is set at lower asset levels than those of the Fundamental Growth Fund, the Capital Appreciation Portfolio’s assets are not currently sufficient, and are not expected to increase enough in the near future, for a lower contractual management fee rate to apply. Thus the Capital Appreciation Portfolio’s current effective contractual management fee rate is higher than that of the Fundamental Growth Fund or the Combined Fund following the closing of the Reorganization. See (“Comparison of the Capital Appreciation Portfolio and the Fundamental Growth Fund—Management of the Funds.”)

•

The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

The fact that the same portfolio management team (as described below under “Comparison of the Capital Appreciation Portfolio and the Fundamental Growth Fund—Management of the Funds) that currently manages both Funds is expected to manage the Combined Fund following the closing of the Reorganization.

•	The relative performance histories of each Fund. See “Comparison of the Capital Appreciation Portfolio and the Fundamental Growth Fund—Performance History.”

•

The fact that Capital Appreciation Portfolio shareholders will not pay any sales charges in connection with the Reorganization. Shareholders of the Capital Appreciation Portfolio will receive shares of the Fundamental Growth Fund. The fact that there are certain differences in the contingent deferred sales charges (“CDSCs”) of the Investor A shares of the Funds. The Fundamental Growth Fund Investor A shares and Capital Appreciation Portfolio Investor A shares both have a front-end sales load of 5.25% and service and distribution fees of 0.25%; however, the Fundamental Growth Fund Investor A shares imposes a CDSC of 1.00% on redemptions of investments of $1 million or more within 18 months of purchase while the Capital Appreciation Portfolio Investor A shares imposes a CDSC of 0.75% on redemptions of investments of $1 million or more within 18 months of purchase. The CDSCs and distribution fees for the Investor B and Investor C Shares of each Fund are identical. The Institutional Shares of the Capital Appreciation Portfolio and the newly created BlackRock Shares of the Fundamental Growth Fund do not impose any front-end sales loads, CDSCs or distribution fees.

•

The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization the Capital Appreciation Portfolio will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

The fact that the aggregate net asset value of the shares that shareholders of the Capital Appreciation Portfolio will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Capital Appreciation Portfolio own immediately prior to the Reorganization, and that shareholders of the Capital Appreciation Portfolio will not be diluted as a result of the Reorganization.

•

The fact that the asset base of the Capital Appreciation Portfolio is not expected to grow from its current level of approximately $396 million as of September 30, 2009, and that the Fundamental Growth Fund’s assets have grown consistently over the last few years. The Fundamental Growth Fund’s total assets as of September 30, 2009 were approximately $2.9 billion.

•	The costs associated with the Reorganization will be paid by BlackRock Advisors or its affiliates, and will not be borne by shareholders of either Fund.

The Trust Board unanimously concluded that, based upon the factors and considerations summarized above, the Reorganization is advisable and in the best interests of the Capital Appreciation Portfolio and that the interests of the shareholders of the Capital Appreciation Portfolio will not be diluted as a result of the Reorganization. The Fundamental Growth Fund Board unanimously concluded that completion of the Reorganization is advisable and in the best interests of the Fundamental Growth Fund and that the interests of the shareholders of the Fundamental Growth Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Trustee’s/Director’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees/Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Capital Appreciation Portfolio, the Trust Board will consider other alternatives.

The Trust Board recommends that you vote “for” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the Capital Appreciation Portfolio is long term growth of capital. The investment objective of the Capital Appreciation Portfolio is a non-fundamental policy, which means it may be changed without the approval of a majority of the Capital Appreciation Portfolio’s shareholders. Should the Trust’s Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made.

The investment objective of the Fundamental Growth Fund is also long term growth of capital. The Fundamental Growth Fund’s investment objective is a “fundamental” policy and may not be changed by the Fundamental Growth Fund Board without approval of the Fundamental Growth Fund’s shareholders.

Principal Investment Strategies. Under normal circumstances the Capital Appreciation Portfolio invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities. While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth. The Fund intends to buy and hold securities to allow it to capture long-term gains.

The Capital Appreciation Portfolio management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). Although the Capital Appreciation Portfolio does not expect to do so as a matter of course, it is permitted to invest up to 20% of its total assets in other types of securities (for example, bonds or stocks of small-size companies).

The Fundamental Growth Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. To a lesser extent the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

The Fundamental Growth Fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the Fund will generally invest in common stock.

The Combined Fund’s principal investment strategies will be those of the Fundamental Growth Fund.

Comparison. The investment objectives of the Capital Appreciation Portfolio and the Fundamental Growth Fund are identical. However, in the case of the Capital Appreciation Portfolio, the investment objective is not a fundamental policy and thus may be changed after providing shareholders with 30 days’ prior notice but without shareholder approval. In the case of the Fundamental Growth Fund, on the other hand, the investment policy is fundamental and may only be changed with the prior approval of the Fund’s shareholders. Each Fund employs similar strategies in achieving its respective objective. Each Fund generally invests in common stock of medium and large capitalization companies.

The principal difference between the principal strategies of the Funds is that the Capital Appreciation Portfolio invests, under normal circumstances, at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities, while the Fundamental Growth Fund will generally invest at least 65% of its total assets in equity securities, including common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock and emphasizes investments in companies with medium to large market capitalization.

Another difference is that as part of its principal strategies, the Capital Appreciation Portfolio may, when consistent with the Fund’s investment objective, use derivatives to hedge and also to maintain liquidity and commit cash pending investment. The Fundamental Growth Fund may also use derivatives to hedge its portfolio against market and currency risks but as part of its non-principal strategies.

In addition, as part of its principal strategies, the Capital Appreciation Portfolio is permitted to invest up to 20% of its total assets in other types of securities (for example, bonds or stocks of small-size companies); however, as a matter of course, the Fund does not expect to do so. The Fundamental Growth Fund may also invest in other types of securities, including bonds and can invest in companies with small market capitalizations but as part of its non-principal investment strategies; however, like the Capital Appreciation Portfolio, the Fundamental Growth Fund emphasizes medium and large market capitalization companies. While the Fundamental Growth Fund has the ability to invest 20% of its assets in European Depositary Receipts (“EDRs”) as part of its non-principal strategies, the Fund does not currently invest a significant portion of its assets in EDRs. The Capital Appreciation Portfolio has no such policy as part of its strategies.

The Fundamental Growth Fund also has certain non-principal strategies that are compatible with those of the principal and non-principal strategies of the Capital Appreciation Portfolio.

As noted above, the investment objectives of the Funds are identical. As a result, there is substantial overlap in the portfolio securities currently owned by the Funds. The Funds are currently managed by the same management team, which is also expected to manage the Combined Fund following the closing of the Reorganization. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in the same manner. In particular, as of January 1, 2010, over 99% of the portfolio securities held by the Capital Appreciation Portfolio were held by the Fundamental Growth Fund. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Capital Appreciation Portfolio.

If shareholders approve the Reorganization, the Fundamental Growth Fund will be renamed the “BlackRock Capital Appreciation Fund, Inc.” upon the closing of the Reorganization.

For additional information on risks, see “Comparison of the Capital Appreciation Portfolio and the Fundamental Growth Fund—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Assuming shareholders of the Capital Appreciation Portfolio approve the proposed Reorganization, all of the assets and substantially all of the liabilities of the Capital Appreciation Portfolio will be combined with those of the Fundamental Growth Fund. If the Reorganization is approved and completed, holders of Capital Appreciation Portfolio Investor A Shares will receive Fundamental Growth Fund Investor A Shares, holders of Capital Appreciation Portfolio Investor B Shares will receive Fundamental Growth Fund Investor B Shares, holders of Capital Appreciation Portfolio Investor C Shares will receive Fundamental Growth Fund Investor C Shares, and holders of Capital Appreciation Portfolio Institutional Shares will receive Fundamental Growth Fund BlackRock Shares.

Fee Table of the Capital Appreciation Portfolio, Fundamental Growth Fund and the Pro Forma Combined Fund, each as of September 30, 2009 (unaudited)

The fee table below provides information about the estimated fees and expenses attributable to the Investor A, Investor B, Investor C, and Institutional Shares of the Capital Appreciation Portfolio, the Investor A, Investor B, Investor C and BlackRock Shares of the Fundamental Growth Fund, each as of September 30, 2009 and, assuming the Reorganization had taken place on September 30, 2009, the estimated pro forma fees and expenses attributable to the Investor A, Investor B and Investor C Shares of the Pro Forma Combined Fund. Since Institutional Shares of the Fundamental Growth Fund will not be issued to Capital Appreciation Portfolio shareholders in the Reorganization, the fee table set forth below does not provide information for such class of shares. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2009, see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Fundamental Growth Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Fundamental Growth Fund SAI, which is incorporated herein by reference.

	Capital Appreciation Portfolio Investor A		Fundamental Growth Fund Investor A		Pro Forma Combined Fund Investor A Shares (1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(2)	None	(2)	None	(2)
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.65	%(10)	0.62%		0.62%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.45%		0.33%		0.32%
Acquired Fund Fees and Expenses (5)	0.01%		—	%(9)	—	%(9)
Total Annual Fund Operating Expenses (5)	1.36%		1.20%		1.19%
Fee Waivers and/or Expense Reimbursements (6)	—%		—%		—%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (6)	1.36%		1.20%		1.19%

Footnotes begin on page 9.

	Capital Appreciation Portfolio Investor B		Fundamental Growth Fund Investor B		Pro Forma Combined Fund Investor B Shares (1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.65	%(10)	0.62%		0.62%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.71%		0.51%		0.50%
Acquired Fund Fees and Expenses (5)	0.01%		—	%(9)	—	%(9)
Total Annual Fund Operating Expenses (5)	2.37%		2.13%		2.12%
Fee Waivers and/or Expense Reimbursements (6)	(0.20)%		—%		—%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (6)	2.17%		2.13%		2.12%

Footnotes begin on page 9.

	Capital Appreciation Portfolio Investor C		Fundamental Growth Fund Investor C		Pro Forma Combined Fund Investor C Shares (1)(8)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.65	%(10)	0.62%		0.62%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.39%		0.49%		0.47%
Acquired Fund Fees and Expenses (5)	0.01%		—	%(9)	—	%(9)
Total Annual Fund Operating Expenses (5)	2.05%		2.11%		2.09%
Fee Waivers and/or Expense Reimbursements (6)	—%		—%		(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (6)	2.05%		2.11%		1.94%

Footnotes begin on page 9.

	Capital Appreciation Portfolio Institutional Shares		Fundamental Growth Fund BlackRock Shares (8)		Pro Forma Combined Fund BlackRock Shares (1),(7),(8)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 30 days)	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.65	%(10)	0.62%		0.62%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.27%		0.15%		0.14%
Acquired Fund Fees and Expenses (5)	0.01%		—	%(9)	—	%(9)
Total Annual Fund Operating Expenses (5)	0.93%		0.77%		0.76%
Fee Waivers and/or Expense Reimbursements (6)	(0.20)%		(0.05)%		(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (6)	0.73%		0.72%		0.72%

(1)	Assumes the Reorganization had taken place on September 30, 2009.
(2)

For each Fund, a contingent deferred sales charge (“CDSC”) is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. For the Capital Appreciation Portfolio, this fee is 0.75% and for the Fundamental Growth Fund this fee is 1.00%.

(3)

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares.

(4)	There is no CDSC on Investor C Shares after one year.
(5)

For the Capital Appreciation Portfolio, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

(6)

For the Capital Appreciation Portfolio, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.39% (for Investor A Shares), 2.16% (for Investor B and Investor C Shares) and 0.72% (for Institutional Shares) of average daily net assets until February 1, 2011. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Annual Fund Operating Expenses Less Fee Waivers and/or Expense Reimbursements were 1.25% (for Investor A Shares) and 1.94% (for Investor C Shares). The agreement may be terminated by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, in each case upon 90 days’ prior notice.

(7)	Prior to the Reorganization, the Fundamental Growth Fund did not issue BlackRock Shares. BlackRock Shares are newly issued and therefore Other Expenses have been estimated.
(8)

Following the closing of the Reorganization, BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.94% (for Investor C Shares) and 0.72% (for BlackRock Shares) of average daily net assets. The agreement may be terminated by a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, in each case upon 90 days’ prior notice.

(9)	Rate is less than 0.01% for all classes.
(10)

The Capital Appreciation Portfolio has benefited from certain management fee waivers resulting from certain contractual caps on class expenses. These waivers may not be required for the Combined Fund following the closing of the Reorganization.

Examples

This Example is intended to help you compare the cost of investing in each of the Capital Appreciation Portfolio, the Fundamental Growth Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Appreciation Portfolio Investor A Shares	$656	$933	$1,231	$2,074
Fundamental Growth Fund Investor A Shares	$641	$886	$1,150	$1,903
Pro Forma Combined Fund Investor A Shares†	$640	$883	$1,145	$1,892

Capital Appreciation Portfolio Investor B Shares	$670	$1,070	$1,447	$2,439
Fundamental Growth Fund Investor B Shares	$666	$1,017	$1,344	$2,225
Pro Forma Combined Fund Investor B Shares†	$665	$1,014	$1,339	$2,214

Capital Appreciation Portfolio Investor C Shares	$308	$643	$1,103	$2,379
Fundamental Growth Fund Investor C Shares	$314	$661	$1,134	$2,441
Pro Forma Combined Fund Investor C Shares†	$297	$609	$1,047	$2,264

Capital Appreciation Portfolio Institutional Shares*	$75	$276	$495	$1,125
Fundamental Growth Fund BlackRock Shares*	$74	$230	$401	$894
Pro Forma Combined Fund BlackRock Shares†	$74	$230	$401	$894

†	Assumes the Reorganization had taken place on September 30, 2009.
*	Holders of Institutional Shares of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund.

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Capital Appreciation Portfolio Investor B Shares	$220	$720	$1,247	$2,439
Fundamental Growth Fund Investor B Shares	$216	$667	$1,144	$2,225
Pro Forma Combined Fund Investor B Shares†	$215	$664	$1,139	$2,214

Capital Appreciation Portfolio Investor C Shares	$208	$643	$1,103	$2,379
Fundamental Growth Fund Investor C Shares	$214	$661	$1,134	$2,441
Pro Forma Combined Fund Investor C Shares†	$197	$609	$1,047	$2,264

†	Assumes the Reorganization had taken place on September 30, 2009.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended September 30, 2009, the Capital Appreciation Portfolio’s portfolio turnover rate was 87% of the average value of its portfolio. During the fiscal year ended August 31, 2009, the Fundamental Growth Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Capital Appreciation Portfolio, the Fundamental Growth Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Capital Appreciation Portfolio and the Fundamental Growth Fund will receive an opinion from special United States federal income tax counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Capital Appreciation Portfolio are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Capital Appreciation Portfolio’s taxable year) by the Capital Appreciation Portfolio in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Capital Appreciation Portfolio’s basis in such assets. Any gains will be distributed to the Capital Appreciation Portfolio’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Capital Appreciation Portfolio, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Capital Appreciation Portfolio and the Fundamental Growth Fund are identical with the exception of the differences between the eligibility requirements of the Institutional Shares of the Capital Appreciation Portfolio and the BlackRock Shares of the Fundamental Growth Fund. As discussed above, Institutional shareholders of the Capital Appreciation Portfolio will receive newly created BlackRock Shares of the Fundamental Growth Fund in connection with the Reorganization. Both Share classes are offered without a sales charge, however, BlackRock Shares are offered to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans, while Institutional Shares are offered to institutional investors, certain retirement plans, participants in certain programs sponsored by BlackRock Advisors or its affiliates or financial intermediaries and certain employees and affiliates of BlackRock Advisors or its affiliates. Both Share classes have an investment minimum, however, the investment minimum for the BlackRock Share class is higher and may not apply in certain cases. In particular, the minimum investment for BlackRock Shares is $5 million for institutions and individuals. There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans. The minimum investment for Institutional Shares is $2 million for institutions and individuals. Both Shares classes are available to clients of registered investment advisers who have $250,000 invested in the respective Fund. Shareholders of Institutional Shares of the Capital Appreciation Portfolio that acquire BlackRock Shares through the Reorganization will be eligible to purchase additional BlackRock Shares of the Combined Fund following the closing of the Reorganization.

The BlackRock Shares acquired in the Reorganization will not count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation or Letter of Intent, as set forth in each Fund’s prospectus. Shareholders who receive BlackRock Shares of the Combined Fund in the Reorganization may purchase additional shares of the same class of the Combined Fund in the same account; however, such shareholders may not purchase BlackRock Shares of the Combined Fund in a new account or purchase BlackRock Shares of any other BlackRock fund unless they otherwise qualify to purchase such shares. In addition, shareholders who receive BlackRock Shares of the Combined Fund in the Reorganization will not have an exchange privilege with respect to such shares.

Exchanging Shares. Shareholders that receive BlackRock Shares in the Reorganization will not have an exchange privilege. Shareholders of the Combined Fund (other than holders of BlackRock Shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates. See “Comparison of Total Return and Bond Fund—Purchase, Exchange, Redemption and Valuation of Shares.”

Principal Investment Risks

Because of their identical investment objectives and similar investment strategies, many of the principal risks associated with an investment in the Fundamental Growth Fund are similar to those associated with an investment in the Capital Appreciation Portfolio. Such principal investment risks for both Funds include equity securities risk, market risk and selection risk, and mid cap companies risk. Other principal investment risks for the Capital Appreciation Portfolio include convertible securities risk and derivatives risk. Convertible securities risk and derivatives risk are non-principal risks of the Fundamental Growth Fund. The other principal risk for the Fundamental Growth Fund is growth investing style risk. See “Summary—Principal Investment Risks.”

You will find additional descriptions of specific risks in the prospectuses and statements of additional information for the Capital Appreciation Portfolio and the Fundamental Growth Fund.

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Capital Appreciation Portfolio shareholders could lose money. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF THE CAPITAL APPRECIATION PORTFOLIO

AND THE FUNDAMENTAL GROWTH FUND

Investment Objectives and Principal Investment Strategies

Capital Appreciation Portfolio. The investment objective of the Capital Appreciation Portfolio is long term growth of capital. The investment objective of the Capital Appreciation Portfolio is a non-fundamental objective, which means it may be changed without the approval of a majority of the Capital Appreciation Portfolio’s shareholders. Should the Trust’s Board of Trustees determine that the investment goal of a Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made.

Under normal circumstances, Capital Appreciation Portfolio invests at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities. The Fund generally expects to invest across a broad range of industries. While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth. The Fund intends to buy-and-hold securities to allow it to capture long-term gains.

Although the Fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of its total assets in other types of securities (for example, bonds or stocks of small-size companies).

Fund management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Fundamental Growth Fund. The investment objective of the Fundamental Growth Fund is long term growth of capital. The Fundamental Growth Fund’s investment objective is “fundamental,” which means it may not be changed by the Fundamental Growth Fund Board without approval of the Fund’s shareholders.

The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. To a lesser extent the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more). While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

The Fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the Fund will generally invest in common stock.

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the Fundamental Growth Fund. If shareholders approve the Reorganization, the Fundamental Growth Fund will be renamed the “BlackRock Capital Appreciation Fund, Inc.” upon the closing of the Reorganization.

Comparison of Investment Objectives and Strategies

The investment objectives of the Capital Appreciation Portfolio and the Fundamental Growth Fund are identical. Each Fund employs similar strategies in achieving its respective objective. Each Fund generally invests in common stock of medium and large capitalization companies.

The principal difference between the principal strategies of the Funds is that the Capital Appreciation Portfolio invests, under normal circumstances, at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities, while the Fundamental Growth Fund will generally invest at least 65% of its total assets in equity securities, including common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock and emphasizes investments in companies with medium to large market capitalization.

Another difference is that as part of its principal strategies, the Capital Appreciation Portfolio may, when consistent with the Fund’s investment objective, use derivatives to hedge and also to maintain liquidity and commit cash pending investment. The Fundamental Growth Fund may also use derivatives to hedge its portfolio against market and currency risks but as part of its non-principal strategies.

In addition, as part of its principal strategies, the Capital Appreciation Portfolio is permitted to invest up to 20% of its total assets in other types of securities (for example, bonds or stocks of small-size companies); however, as a matter of course, the Fund does not expect to do so. The Fundamental Growth Fund may also invest in other types of securities, including bonds and can invest in companies with small market capitalizations but as part of its non-principal investment strategies; however, like the Capital Appreciation Portfolio, the Fundamental Growth Fund emphasizes medium and large market capitalization companies. While the Fundamental Growth Fund has the ability to invest 20% of its assets in European Depositary Receipts (“EDRs”) as part of its non-principal strategies, the Fund does not currently invest a significant portion of its assets in EDRs. The Capital Appreciation Portfolio has no such policy as part of its strategies.

The Fundamental Growth Fund also has certain non-principal strategies that are compatible with those of the principal and non-principal strategies of the Capital Appreciation Portfolio.

The investment objectives of the Funds are identical. As a result, there is substantial overlap in the portfolio securities currently owned by the Funds. The Funds are currently managed by the same portfolio management team, which is also expected to manage the Combined Fund following the closing of the Reorganization. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in the same manner. In particular, as of January 1, 2010, over 99% of the portfolio securities held by the Capital Appreciation Portfolio were held by the Fundamental Growth Fund. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Capital Appreciation Portfolio.

If shareholders approve the Reorganization, the Fundamental Growth Fund will be renamed the “BlackRock Capital Appreciation Fund, Inc.” upon the closing of the Reorganization.

Fundamental Investment Restrictions

The fundamental investment restrictions of the Capital Appreciation Portfolio and the Fundamental Growth Fund are similar and cannot be changed without shareholder approval. Certain investment restrictions are common to the Capital Appreciation Portfolio and the Fundamental Growth Fund. Generally, neither Fund may: (i) invest for the purpose of exercising control; (ii) make loans (excluding, among other things, the acquisition of debt instruments); (iii) borrow money (with certain exceptions); (iv) underwrite securities of other issuers; (v) purchase or sell real estate, except that to the extent permitted by applicable law, it may invest in securities secured by real estate; (vi) purchase or sell commodities, except to the extent appropriate pursuant to its investment policies and in accordance with applicable law; and (vii) make short sales of securities (with certain exceptions). The Fundamental Growth Fund has additional investment restrictions limiting it from (i) making any investment inconsistent with its classification as a diversified company under the Investment Company Act, and (ii) borrowing amounts in excess of 20% of its total assets, and then only from banks as a temporary measure for extraordinary or emergency purposes. The Capital Appreciation Portfolio has additional investment restrictions limiting it from (i) purchasing securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding, and (ii) writing or selling put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts, and currencies. For the complete list of each Fund’s fundamental investment restrictions, see Appendix A of this Combined Prospectus/Proxy Statement.

Risks of the Funds

Because of their identical investment objectives and similar investment strategies, the Capital Appreciation Portfolio and the Fundamental Growth Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	Capital Appreciation Portfolio	Fundamental Growth Fund
Convertible Securities Risk	Principal Risk	Non-Principal Risk
Derivatives Risk	Principal Risk	Non-Principal Risk
Equity Security Risk	Principal Risk	Principal Risk
Growth Investing Style Risk	—	Principal Risk
Market and Selection Risk	Principal Risk	Principal Risk
Mid-Cap Securities Risk	Principal Risk	Principal Risk

The following are the principal risks involved with an investment in both Funds:

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities or other instruments that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mid-Cap Securities Risk—The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

The following are additional principal risks involved in an investment in the Capital Appreciation Portfolio:

Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives Risk—A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

As noted in the table on page 15, Convertible Securities Risk and Derivative Securities Risk are also non-principal risks of the Fundamental Growth Fund.

The following is an additional principal risk involved in an investment in the Fundamental Growth Fund:

Growth Investing Style Risk—Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

An investment in both Funds is also subject to other non-principal risks. For additional information regarding these other non-principal risks of the Fundamental Growth Fund, see the Fundamental Growth Fund Prospectus, which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference and the Fundamental Growth Fund SAI, which is incorporated herein by reference.

Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years of the Fund and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Capital Appreciation Portfolio, please refer to the Capital Appreciation Portfolio Prospectus and the Capital Appreciation Portfolio Annual Report, each of which is incorporated herein by reference. For more information concerning the performance of the Fundamental Growth Fund, please refer to the Fundamental Growth Fund Prospectus and the Fundamental Growth Fund Annual Report, each of which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference. Management’s discussion of Fund performance for the Fundamental Growth Fund is incorporated by reference from the Fundamental Growth Fund Annual Report. The returns for the Fundamental Growth Fund would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Calendar Year Total Returns, as of 12/31 each year for Investor A Shares of the BlackRock Fundamental Growth Fund

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.30% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.64% (quarter ended December 31, 2008).

BlackRock Fundamental Growth Fund

Average Annual Total Return1

For The Period Ended December 31, 2009

	1 Year[1]	5 Years[1]	10 Years[1]
BlackRock Fundamental Growth Fund; Investor A
Return Before Taxes	29.38%	1.31%	(2.51)%
Return After Taxes on Distributions	29.16%	1.23%	(2.83)%
Return After Taxes on Distributions and Sale of Shares	19.09%	1.07%	(2.26)%
BlackRock Fundamental Growth Fund; Investor B
Return Before Taxes	30.88%	1.19%	(2.60)%
BlackRock Fundamental Growth Fund; Investor C
Return Before Taxes	34.34%	1.57%	(2.77)%
BlackRock Fundamental Growth Fund; Institutional
Return Before Taxes	36.94%	2.71%	(1.72)%
Russell 1000 Growth Index (Reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	(3.99)%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	(0.95)%

1	A portion of the Fund’s total return was attributable to proceeds received in a settlement of a litigation seeking recovery of investment losses previously realized by the Fund.

On January 31, 2005, the Capital Appreciation Portfolio reorganized with the State Street Research Legacy Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets to the Capital Appreciation Portfolio in exchange for the assumption of substantially all of the Capital Appreciation Portfolio’s liabilities and shares of the Fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies to those of the Capital Appreciation Portfolio.

Calendar Year Total Returns, as of 12/31 each year for Investor A Shares of the BlackRock Capital Appreciation Portfolio

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.61% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.93% (quarter ended December 31, 2008).

BlackRock Capital Appreciation Portfolio

Average Annual Total Return1

For The Period Ended December 31, 2009

	1 Year[1]	5 Years[1]	10 Years[1]
Capital Appreciation Portfolio; Investor A
Return Before Taxes	29.08%	1.34%	(1.27)%
Return After Taxes on Distributions	29.07%	1.33%	(1.27)%
Return After Taxes on Distributions and Sale of Fund Shares	18.91%	1.14%	(1.07)%
Capital Appreciation Portfolio; Investor B
Return Before Taxes	30.38%	1.22%	(1.33)%
Capital Appreciation Portfolio; Investor C
Return Before Taxes	34.22%	1.73%	(1.42)%
Capital Appreciation Portfolio; Institutional
Return Before Taxes	36.87%	2.89%	(0.32)%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	(3.99)%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BlackRock Advisors, the Trust Board and the Fundamental Growth Board believe that the Capital Appreciation Portfolio is the more appropriate accounting and performance survivor because the Combined Fund is expected to be managed by the same portfolio management team that has managed both the Fundamental Growth Fund and the Capital Appreciation Portfolio; however, that portfolio management team has managed the Capital Appreciation Portfolio for approximately five years (and managed the predecessor fund since 2002), while it has only managed the Fundamental Growth Fund for slightly over a year (since November 17, 2008). Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the identical investment objectives and similar strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in the same manner. For more information, see “Information about the Reorganization—General” of this Combined Prospectus/Proxy Statement.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each of the Capital Appreciation Portfolio’s and the Fundamental Growth Fund’s investments and their business operations subject to the oversight of the Trust Board and the Fundamental Growth Fund Board, respectively. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $3.346 trillion in investment company and other portfolio assets under management as of December 31, 2009.

Each Fund is managed by a team of financial professionals led by Jeffrey Lindsey, CFA, and Edward Dowd, who are jointly and primarily responsible for the day-to-day management of each Fund. Messrs. Lindsey and Dowd have managed the Capital Appreciation Portfolio and the Fundamental Growth Fund since 2005 and 2008, respectively. Messrs. Lindsey and Dowd managed the predecessor fund to the Capital Appreciation Portfolio beginning in 2002.

Portfolio Manager	Primary Role	Title and Recent Biography
Jeffrey Lindsey, CFA	Responsible for the day-to-day management of the Fund’s portfolio.	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock’s Large Cap Growth equity team; Managing Director of State Street Research & Management Company (“SSRM”) from 2002 to 2005.

Edward Dowd	Responsible for the day-to-day management of the Fund’s portfolio.	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. in 2005; Vice President of SSRM from 2002 to 2005.

Capital Appreciation Portfolio. The Trust, on behalf of the Capital Appreciation Portfolio, has entered into a management agreement with BlackRock Advisors (the “Trust Management Agreement”).

BlackRock Advisors has agreed to contractually cap net expenses for the Capital Appreciation Portfolio (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of the Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to as “Interest Expense, Acquired Fund Fees and Expenses and other Fund expenses.”) To achieve these expense caps, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Capital Appreciation Portfolio, the maximum annual management fees (as a percentage of average daily net assets) that currently can be paid to BlackRock Advisors under the Trust Management Agreement is calculated as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.650%
$1 billion-$2 billion	0.600%
$2 billion-$3 billion	0.575%
Greater than $3 billion	0.550%

BlackRock Advisors has agreed to contractually and voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in columns (1) and (2) of the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating Expenses* after giving effect to all applicable expense limitation agreements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	1.39%	1.25%
Investor B	2.16%	2.16%
Investor C	2.16%	1.94%
Institutional	0.72%	0.72%

*	As a percentage of average daily net assets.
[1]

The contractual caps are in effect until February 1, 2011. The contractual agreement may be terminated by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, in each case upon 90 days’ prior notice.

With respect to this contractual agreement, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock Advisors, are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) BlackRock Advisors or an affiliate serves as the Fund’s manager or administrator.

BlackRock Advisors has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock Advisors, under which BlackRock Advisors pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock Advisors under the Trust Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Capital Appreciation Portfolio’s portfolio.

BlackRock Advisors may waive a portion of the Capital Appreciation Portfolio’s management fee in connection with the Fund’s investment in an affiliated money market fund.

For the fiscal year ended September 30, 2009, BlackRock Advisors received a management fee, net of any applicable waivers, at the annual rate of 0.53% of the Capital Appreciation Portfolio’s average daily net assets. As a result of the contractual caps for each class of the Capital Appreciation Portfolio as described in the table on page 19, BlackRock Advisors waived a portion of its management fee during the fiscal year ended September 30, 2009. The need for BlackRock Advisors to waive a portion of its management may not exist in subsequent years.

A discussion of the basis for the Trust Board’s approval of the Trust Management Agreement with BlackRock Advisors and the sub-advisory agreement between BlackRock Advisors and the Sub-Adviser is included in the Capital Appreciation Portfolio Annual Report.

Fundamental Growth Fund. The Fundamental Growth Fund has entered into a management agreement with BlackRock Advisors (the “Fundamental Growth Management Agreement”). The maximum annual management fee (as a percentage of average daily net assets) that currently can be paid to BlackRock Advisors under the Agreement is as follows:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.650%
$1 billion-$1.5 billion	0.625%
$1.5 billion-$5 billion	0.600%
$5 billion-$7.5 billion	0.575%
Greater than $7.5 billion	0.550%

Following the closing of the Reorganization, BlackRock Advisors has contractually agreed to waive fees or reimburse expenses on a contractual basis following the closing of the Reorganization in order to limit the Combined Fund’s net annual operating expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.94% (for Investor C Shares) and 0.72% (for BlackRock Shares) of average daily net assets. This agreement may be terminated by a majority of the Independent Directors of the Fundamental Growth Fund or by a vote of a majority of the outstanding voting securities of the Fund, in each case upon 90 days’ prior notice.

The Fundamental Growth Management Agreement will remain in place following the closing of the Reorganization and the contractual management fee rate of the Combined Fund under the Fundamental Growth Management Agreement will be identical to the current contractual management fee rate applicable to the Fundamental Growth Fund. Currently, the Capital Appreciation Portfolio is subject to a contractual management fee at the effective rate of 0.650% of the Fund’s average daily net assets, the highest level under its existing management fee breakpoint schedule. Currently, the Fundamental Growth Fund is subject to a contractual management fee at the effective rate of 0.625% of the Fund’s average daily net assets, which results from the application of the breakpoint schedule from the Fundamental Growth Management Agreement. It is expected that the effective contractual management fees that the Combined Fund is subject to will decrease to 0.622% of the Combined Fund’s average daily net assets, which decrease is expected to result from operational efficiencies from the combination of each Fund’s assets as well the application of breakpoints from the Fundamental Growth Management Agreement. The Capital Appreciation Portfolio has benefited from certain management fee waivers resulting from certain contractual caps on class expenses. These waivers may not be required for the Combined Fund following the closing of the Reorganization.

BlackRock Advisors has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock Advisors, under which BlackRock Advisors pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock Advisors under the Fundamental Growth Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

For the fiscal year ended August 31, 2009, BlackRock Advisors received a management fee, net of any applicable waivers, at the annual rate of 0.624% of the Fundamental Growth Fund’s average daily net assets.

A discussion of the basis for the Fundamental Growth Fund Board’s approval of the Fundamental Growth Management Agreement with BlackRock Advisors and the sub-advisory agreement between BlackRock Advisors and the Sub-Adviser is included in the Fundamental Growth Fund Annual Report.

While each Fund has breakpoints as part of its respective Management Agreement, the breakpoints provided in the Trust Management Agreement are set at lower asset levels than those provided in the Fundamental Growth Management Agreement. This means that if the Capital Appreciation Portfolio had the asset levels of the Fundamental Growth Fund or the Combined Fund, the effective contractual management fee rate under the Trust Management Agreement would be less than the effective contractual management fee rate that is currently applicable to the Fundamental Growth Fund, or that will be applicable to the Capital Appreciation Portfolio following the closing of the Reorganization, under the Fundamental Growth Management Agreement. However, because the Capital Appreciation Portfolio’s assets are not sufficient to have reached the first breakpoint level of between $1 to $2 billion (as outlined in the previous chart), the Capital Appreciation Portfolio’s current effective contractual management fee rate is higher than that of the Fundamental Growth Fund or the Combined Fund after the completion of the Reorganization. In addition, BlackRock Advisors does not expect the Capital Appreciation Portfolio’s asset size to increase such that it would reach the first breakpoint in the near future.

If the shareholders of the Capital Appreciation Portfolio approve the Reorganization, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Fundamental Growth Management Agreement, the major elements of which are described below.

Terms of each Management Agreement. Each Management Agreement generally provides that, subject to the oversight of the Trust Board and the Fundamental Growth Fund Board, as applicable, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets, (b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Trust Board and the Fundamental Growth Fund Board, as applicable.

Under the Management Agreements, BlackRock Advisors will comply with (i) the provisions of the Investment Company Act and the Advisers Act and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

The Management Agreements provide that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

Under the Management Agreements, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreements. Under the Management Agreements, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreements are terminable as to the Funds by vote of the Trust Board or the Fundamental Growth Fund Board, as applicable, or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

Sub-Adviser. BlackRock Advisors has engaged the Sub-Adviser to act as sub-adviser to each of the Funds under separate sub-advisory agreements with the Sub-Adviser (“Sub-Advisory Agreements”), an affiliate of BlackRock Advisors. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios. The Sub-Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The sub-advisory fee is paid by BlackRock Advisors to the Sub-Adviser out of its advisory fee and is not paid by the Funds. If the shareholders of the Capital Appreciation Portfolio approve the Reorganization, the Sub-Adviser will act as the sub-adviser for the Combined Fund pursuant to the Fundamental Growth Fund’s Sub-Advisory Agreement, the major elements of which are described below.

The Sub-Adviser will supervise the day-to-day operations of the Funds and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the Funds as BlackRock Advisors may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Funds; (ii) arrange for the purchase and sale of securities of the Funds; (iii) provide investment research and credit analysis concerning the Funds’ investments; (iv) assist BlackRock Advisors in determining what portion of the Funds’ assets will be invested in cash, cash equivalents and money market instruments; (v) place orders for all purchases and sales of the investments made for the Funds; and (vi) maintain the books and records as are required to support the Funds’ operations (in conjunction with record-keeping and accounting functions performed by BlackRock Advisors).

Under the Sub-Advisory Agreements, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds or BlackRock Advisors in connection with the performance of the Sub-Advisory Agreements. Under the Sub-Advisory Agreements, the Sub-Adviser is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreements are terminable as to the Funds by vote of the Trust Board or the Fundamental Growth Fund Board, as applicable, or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to the Sub-Adviser.

The Sub-Adviser may also terminate its sub-advisory relationship with respect to a Fund on 60 days’ written notice to such Fund.

Administration Agreements

Capital Appreciation Portfolio. BlackRock Advisors and PNC Global Investment Servicing (U.S.) (“PNC GIS”) serve as the Trust’s co-administrators pursuant to an administration agreement. Under the administration agreement, the Trust pays to BlackRock Advisors and PNC GIS, on behalf of the Capital Appreciation Portfolio, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the Capital Appreciation Portfolio’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of Capital Appreciation, 0.015% of the next

$500 million of such average daily net assets and 0.005% of the average daily nets assets allocated to each class of shares of the Capital Appreciation Portfolio in excess of $1 billion. BlackRock Advisors and PNC GIS may from time to time voluntarily waive administration fees with respect to the Capital Appreciation Portfolio and may voluntarily reimburse the Capital Appreciation Portfolio for expenses.

Fundamental Growth Fund. The Fundamental Growth Fund does not have a comparable administration agreement.

Combined Fund. Following the closing of the Reorganization, the Combined Fund will not have an administration agreement.

Other Service Providers

Accounting Agent. PNC GIS, located at Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware, 19809, serves as the Capital Appreciation’s accounting agent. State Street Bank and Trust Company, located at 600 College Road East, Princeton, New Jersey 08540, serves as the Fundamental Growth Fund’s accounting agent.

Custodian. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Capital Appreciation Portfolio’s custodian. JP Morgan Chase & Co., 4 Chase Metro Tech Center, Brooklyn, New York 11245, serves as the Fundamental Growth Fund’s custodian.

Transfer Agent. PNC GIS, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as each Fund’s transfer agent.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Capital Appreciation Portfolio. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540 is the independent registered public accounting firm for the Fundamental Growth Fund.

Distributor. BlackRock Investments, LLC., 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor.

Combined Fund. Following the closing of the Reorganization, the Fundamental Growth Fund’s current service providers will serve the Combined Fund with the exception of the custodian and accounting agent. Following the closing of the Reorganization, PFPC Trust Company, the Capital Appreciation Portfolio’s current custodian, and PNC GIS, the Capital Appreciation Portfolio’s current accounting service provider, will serve as the Combined Fund’s accounting service provider because the Capital Appreciation Portfolio will be the accounting survivor.

Distribution and Service Fees

Capital Appreciation Portfolio. Investor A Shares have an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor A Shares and do not pay any distribution fees. Investor B Shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Investor B Shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor B Shares. Investor C Shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Investor C Shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor C Shares. Institutional shares do not pay any distribution or service fees.

Fundamental Growth Fund. Investor A Shares have an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor A Shares and do not pay any distribution fees. Investor B Shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Investor B Shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor B Shares. Investor C

Shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Investor C Shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor C Shares. Institutional and BlackRock Shares do not pay any distribution or service fees.

Combined Fund. Following the closing of the Reorganization, the Fundamental Growth Fund distribution and service fees will be applied to investors.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Fundamental Growth Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Fundamental Growth Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

Purchasing Shares. The Fundamental Growth Fund offers its shares to the public on a continuous basis. Investor A, Investor C, Institutional and BlackRock Shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Investor B Shares are offered on a very limited basis. Investor B Shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B Shares and for purchase by certain employee benefit plans. Shareholders of the Fundamental Growth Fund may purchase their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

The BlackRock Shares acquired in the Reorganization will not count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation or Letter of Intent, as set forth in each Fund’s prospectus. Shareholders who receive BlackRock Shares of the Combined Fund in the Reorganization may purchase additional shares of the same class of the Combined Fund in the same account; however, such shareholders may not purchase BlackRock Shares of the Combined Fund in a new account or purchase BlackRock Shares of any other BlackRock fund unless they otherwise qualify to purchase such shares. In addition, shareholders who receive BlackRock Shares of the Combined Fund in the Reorganization will not have an exchange privilege with respect to such shares.

Exchanging Shares. Fundamental Growth Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Fundamental Growth Fund Investor A, Investor B or Investor C Shares of $1,000 and none for Institutional or BlackRock Shares. Shares are exchanged at NAV.

Shareholders that receive BlackRock Shares in the Reorganization will not have an exchange privilege. Shareholders of the Combined Fund (other than holders of BlackRock Shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates.

Redeeming Shares. The Fundamental Growth Fund does not charge a redemption fee. BlackRock and Institutional Shares are redeemed at NAV, while Investor A, Investor B, Investor C Shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A Shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B Shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B Shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C Shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor C and Institutional shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Shareholders of the Fundamental Growth Fund may redeem their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Valuation of Shares. Following the closing of the Reorganization, net asset value will be determined in a manner consistent with the Fundamental Growth Fund’s valuation procedures, as described below.

Fundamental Growth Fund. When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional and BlackRock Shares will have the highest net asset values because those classes have the lowest expenses, and Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A, Institutional and BlackRock Shares generally will be higher than dividends paid on Investor B and Investor C Shares because Investor A, Institutional and BlackRock Shares have lower expenses.

The Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. If the Fund invests in foreign securities, these securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the Fundamental Growth Fund, which are identical to those of the Capital Appreciation Portfolio.

Distributions

The Fundamental Growth Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Capital Appreciation Portfolio will distribute net investment income, if any, and net realized capital gains, if any, at least annually.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of either Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Fundamental Growth Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Fundamental Growth Fund’s SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing

The following discussion describes the market timing policies of the Fundamental Growth Fund, which policies also will apply to the Combined Fund after the closing of the Reorganization.

The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain funds advised by BlackRock Advisors will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

The Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

FINANCIAL HIGHLIGHTS

The financial highlights for the Investor A, Investor B, Investor C, Institutional and Class R Shares of the Fundamental Growth Fund that are contained in the Fundamental Growth Fund Investor Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from financial statements audited by Deloitte & Touche LLP. Financial highlights tables for the share classes of the Capital Appreciation Portfolio may be found in the Capital Appreciation Portfolio Prospectus for the appropriate share class and Capital Appreciation Portfolio Annual Report, which are available without charge by calling 1-800-441-7762.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Capital Appreciation Portfolio will transfer all of its assets and substantially all of the liabilities to the Fundamental Growth Fund in exchange for Investor A, Investor B, Investor C and BlackRock Shares of the Fundamental Growth Fund. In connection with the Reorganization, the Fundamental Growth Fund will issue newly created BlackRock Shares. Institutional Shares of the Fundamental Growth Fund will not be issued to Capital Appreciation Portfolio shareholders in the Reorganization. For more details about the Reorganization Agreement, see Appendix B — “Form of Agreement and Plan of Reorganization.” The shares of the Fundamental Growth Fund issued to the Capital Appreciation Portfolio will have an aggregate net asset value equal to the aggregate net asset value of the Capital Appreciation Portfolio’s shares outstanding as of the close of trading on the NYSE on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by the Capital Appreciation Portfolio of the shares of the Fundamental Growth Fund, the Capital Appreciation Portfolio will distribute the Investor A, Investor B, Investor C and BlackRock Shares to its shareholders and be terminated, dissolved and liquidated as a series of a Massachusetts business trust under Massachusetts state law.

The distribution of Fundamental Growth Fund shares to Capital Appreciation Portfolio shareholders will be accomplished by opening new accounts on the books of the Fundamental Growth Fund in the names of the Capital Appreciation Portfolio shareholders and transferring to those shareholder accounts the shares of the Fundamental Growth Fund. Such newly-opened accounts on the books of the Fundamental Growth Fund will represent the respective pro rata number of Investor A, Investor B, Investor C or BlackRock Shares of the Fundamental Growth Fund that the Capital Appreciation Portfolio is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, each Capital Appreciation Portfolio shareholder will own Investor A, Investor B, Investor C or BlackRock Shares of the Fundamental Growth Fund, as indicated in the table below. Capital Appreciation Portfolio shareholders will receive shares of the Fundamental Growth Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Capital Appreciation Portfolio that you own immediately prior to the Reorganization.

Capital Appreciation Portfolio shares	Fundamental Growth Fund shares
Investor A Shares	Investor A Shares
Investor B Shares	Investor B Shares
Investor C Shares	Investor C Shares
Institutional Shares	BlackRock Shares

No sales charge or fee of any kind will be assessed to the Capital Appreciation Portfolio shareholders in connection with their receipt of shares of the Fundamental Growth Fund in the Reorganization.

The Reorganization is structured so that Fundamental Growth Fund will be the legal survivor in the Reorganization, which means that the Combined Fund will be governed by the Fundamental Growth Fund’s charter and by-laws and will be subject to various agreements pursuant to which the Fundamental Growth Fund is currently operated. BlackRock Advisors, the Trust Board and the Fundamental Growth Board believe that the Fundamental Growth Fund is the appropriate legal survivor in the Reorganization based on its substantially larger asset size; however, for the reasons discussed below, BlackRock Advisors the Trust Board and the Fundamental Growth Board believe that the Capital Appreciation Portfolio is the more appropriate accounting and performance survivor. BlackRock Advisors, the Trust Board and the Fundamental Growth Board believe that the Capital Appreciation Portfolio is the more appropriate accounting and performance survivor because the Combined Fund is expected to be managed by the same portfolio management team that has managed both the Fundamental Growth Fund and the Capital Appreciation Portfolio; however, that portfolio management team has managed the Capital Appreciation Portfolio for approximately five years (and managed the predecessor fund since 2002), while it has only managed the Fundamental Growth Fund for slightly over a year (since November 17, 2008). Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the identical investment objectives and similar strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Funds in the same manner. In particular, since the current portfolio management team assumed the day to day management of the Fundamental Growth Fund, the makeup of the Fund’s portfolio has been changed and become increasingly more similar to the portfolio of the Capital Appreciation Portfolio such that there is currently over a 99% overlap in portfolio securities held by the two Funds. For these reasons, BlackRock Advisors, the Trust Board and the Fundamental Growth Board believe that current and future shareholders of the Combined Fund will consider the Capital Appreciation Portfolio’s performance history more relevant to their investment decisions.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, on the Closing Date the Capital Appreciation Portfolio will transfer to the Fundamental Growth Fund all of its assets in exchange solely for shares of the Fundamental Growth Fund and the assumption by the Fundamental Growth Fund of substantially all of the liabilities of the Capital Appreciation Portfolio. The net asset value of the Investor A, Investor B, Investor C and BlackRock Shares issued by the Fundamental Growth Fund will be equal to the value of the assets of the Capital Appreciation Portfolio transferred to the Fundamental Growth Fund as of the Closing Date, as determined in accordance with the Fundamental Growth Fund’s valuation procedures, net of the Capital Appreciation Portfolio’s liabilities assumed by the Fundamental Growth Fund. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the Capital Appreciation Portfolio will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income as of such date.

The Capital Appreciation Portfolio expects to distribute the shares of the Fundamental Growth Fund to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the Capital Appreciation Portfolio will be terminated as a series of a Massachusetts business trust.

The Fundamental Growth Fund and the Capital Appreciation Portfolio have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Capital Appreciation Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

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the effectiveness under applicable law of the registration statement of the Fundamental Growth Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by the Capital Appreciation Portfolio to distribute to its shareholders all of its undistributed net investment income, net capital gains and net tax-exempt income; and

•	an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the Capital Appreciation Portfolio.

The Trust Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Capital Appreciation Portfolio (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

The factors considered by the Trust Board with regard to the Reorganization include, but are not limited to, the following:

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The review of the investment objectives, policies and strategies of the Capital Appreciation Portfolio and the Fundamental Growth Fund. See “Comparison of the Capital Appreciation Portfolio and the Fundamental Growth Fund—Investment Objectives and Principal Investment Strategies.”

That the investment objectives of the Capital Appreciation Portfolio and the Fundamental Growth Fund are identical and certain strategies of the Capital Appreciation Portfolio and the Fundamental Growth Fund are similar and compatible, while others are different. The Trust Board considered that each Fund generally invests in common stock of medium and large capitalization companies. The Trust Board considered that the Capital Appreciation Portfolio and the Fundamental Growth Fund, however, employ certain differing investment strategies to achieve their respective objectives. The Trust Board further considered that the principal difference between the principal strategies of Funds is that the Capital Appreciation Portfolio invests, under normal circumstances, at least 80% of its total assets in common and preferred stock of mid- and large-size companies and convertible securities, while the Fundamental Growth Fund will generally invest at least 65% of its total assets in equity securities, including common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock and emphasizes investments in companies with medium to large market capitalization. While the Funds have differing investment policies, the Trust Board considered that there is substantial overlap in the portfolio securities held by the Funds, the investment strategies of the Funds are similar, and the Fundamental Growth Fund also has certain non-principal strategies that are compatible with the principal and non-principal strategies of the Capital Appreciation Portfolio. In particular, as of January 1, 2010, over 99% of the portfolio securities held by the Capital Appreciation Portfolio were held by the Fundamental Growth Fund.

•

The expectation that the shares of the Combined Fund to be received by Capital Appreciation Portfolio shareholders in the Reorganization will have the same or lower net annual expense ratios than the net annual expenses ratios of the Capital Appreciation Portfolio shares held by the Capital Appreciation Portfolio shareholders prior to the Reorganization.

The Combined Fund will have projected gross and/or net annual fund operating expenses that are expected to be equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization. The projected gross annual fund operating expenses are expected to slightly increase for Investor C Shares of the Capital Appreciation Portfolio, but it is expected that the Combined Fund will have projected net operating expenses equal to or below those of the Capital Appreciation Portfolio prior to the Reorganization for all Share classes, including for Investor C Shares, after taking into account applicable contractual fee waivers and/or expense reimbursements (excluding Interest Expense Acquired Fund Fees and Expenses and certain other Fund expenses as described more fully on page 19) that BlackRock Advisors has agreed to implement following the closing of the Reorganization. The Trust Board also considered that the substantially greater net assets of the Combined Fund are expected to result in a lower effective contractual management fee rate under the Fundamental Growth Fund’s management fee schedule, which provides for a lower management fee rate to apply when certain asset levels are reached due to the existence of management fee breakpoints. The Trust Board considered that although the Capital Appreciation Portfolio’s management fee breakpoint schedule is set at lower asset levels than those of the Fundamental Growth Fund, the Capital Appreciation Portfolio’s assets are not currently sufficient, and are not expected to increase enough in the near future, for a lower management fee rate to apply. Thus the Capital Appreciation Portfolio’s current contractual effective management fee rate is higher than that of the Fundamental Growth Fund or the Combined Fund following the closing of the Reorganization.

•	It is expected that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•	The relative performance histories of each Fund.

The Trust Board reviewed the relative performance of each Fund over different time periods compared with each other and to the benchmarks applicable to each Fund. The Capital Appreciation Portfolio will be the accounting survivor of the Reorganization. As such, the Combined Fund will continue the performance history of the Capital Appreciation Portfolio after the closing of the Reorganization.

•

Capital Appreciation Portfolio shareholders will not pay any sales charges in connection with the Reorganization. Shareholders of the Capital Appreciation Portfolio will receive shares of the Fundamental Growth Fund, as indicated in the table below.

Capital Appreciation Portfolio shares	Fundamental Growth Fund shares
Investor A Shares	Investor A Shares
Investor B Shares	Investor B Shares
Investor C Shares	Investor C Shares
Institutional Shares	BlackRock Shares

The Board considered that there are certain differences in the CDSCs of the Investor A shares of the Funds, which are included in the fee table above. The Fundamental Growth Fund Investor A shares and Capital Appreciation Portfolio Investor A shares both have a front-end sales load of 5.25% and service fees of 0.25%; however, the Fundamental Growth Fund Investor A shares imposes a CDSC of 1.00% on redemptions of investments of $1 million or more within 18 months of purchase while the Capital Appreciation Portfolio Investor A shares imposes a CDSC of 0.75% on redemptions of investments of $1 million or more within 18 months of purchase. The Trust Board considered that while the CDSC will increase, the projected gross and net annual operating expenses for Investor A Shares of the Combined Fund will be lower than the gross and net annual operating expenses for Investor A Shares of the Capital Appreciation Portfolio. The CDSCs and distribution fees for the Investor B and Investor C Shares of each Fund are identical. The Institutional Shares of the Capital Appreciation Portfolio and the newly created BlackRock Shares of the Fundamental Growth Fund do not impose any front-end sales loads, CDSCs or distribution fees.

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There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax- free transaction.

The Reorganization Agreement provides for a tax-free transfer of all of the assets of the Capital Appreciation Portfolio to the Fundamental Growth Fund in exchange for the assumption by the

Fundamental Growth Fund of substantially all of the liabilities of the Capital Appreciation Portfolio and shares of the Fundamental Growth Fund. Shareholders will receive Investor A, Investor B, Investor C or BlackRock Shares of the Fundamental Growth Fund equivalent to the aggregate net asset value of their Investor A, Investor B, Investor C or Institutional Shares, respectively, of the Capital Appreciation Portfolio, and are expected to pay no U.S. federal income tax on the transaction. In addition, prior to the Reorganization the Capital Appreciation Portfolio will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

The reputation of BlackRock Advisors as an investment adviser and the experience and qualifications of the Fundamental Growth Fund Board and the portfolio management team that will manage the Combined Fund.

The Trust Board reviewed information provided by BlackRock Advisors that summarized its experience in the mutual fund investment advisory business. The Trust Board also reviewed biographical information of the Fundamental Growth Fund Board and the investment professionals that would be responsible for managing the Combined Fund and considered that it was familiar with both the Fundamental Growth Fund Board and the portfolio management team. The Board considered that the same portfolio management team manages both Funds and has managed the Capital Appreciation Portfolio since 2005 and has managed the Fundamental Growth Fund since November 17, 2008. The Trust Board also considered that BlackRock Advisors represented that it, as well as the Fundamental Growth Fund, have been free of material litigation or compliance and regulatory matters that could materially impact the Combined Fund and its shareholders.

•	That the shareholders of the Combined Fund will not be diluted as a result of the Reorganization.

The aggregate net asset value of the shares of the Fundamental Growth Fund that shareholders of the Capital Appreciation Portfolio will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Capital Appreciation Portfolio own immediately prior to the Reorganization, and these shareholders of the Capital Appreciation Portfolio will not be diluted as a result of the Reorganization.

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The costs associated with each Reorganization will be borne solely by BlackRock Advisors or its affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the applicable Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by BlackRock Advisors or its affiliates. Shareholders will not have to pay any sales charge on the Fundamental Growth Fund shares received in the Reorganization. For purposes of determining the application of any CDSC following the closing of the Reorganization, the holding period for the Capital Appreciation Portfolio shares owned immediately prior to the Reorganization will carry over to the Fundamental Growth Fund shares received in the Reorganization. The Reorganization is expected to cause some portfolio turnover and transaction expenses from the sale of securities prior to and immediately following the closing of the Reorganization, which will be incurred by the Capital Appreciation Portfolio and the Combined Fund, respectively, and borne by each Fund’s shareholders; however, these costs are not expected to have a material impact on the Funds.

•

That the total assets of the Capital Appreciation Portfolio were approximately $396 million as of September 30, 2009, and that the Fundamental Growth Fund’s total assets as of September 30, 2009 were approximately $2.9 billion.

For these and other reasons, the Trust Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Capital Appreciation Portfolio and that the interests of the shareholders of the Capital Appreciation Portfolio will not be diluted with respect to net asset value as a result of the Reorganization. The approval and determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Capital Appreciation Portfolio, the Trust Board will consider other alternatives, such as liquidating the Capital Appreciation Portfolio. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Capital Appreciation Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Capital Appreciation Portfolio and the Fundamental Growth Fund receive an opinion from Willkie Farr & Gallagher LLP, special U.S. federal income tax counsel to the Fundamental Growth Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Fundamental Growth Fund and the Capital Appreciation Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

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No gain or loss will be recognized by either the Capital Appreciation Portfolio or by the Fundamental Growth Fund upon the transfer of substantially all of the assets of the Capital Appreciation Portfolio to the Fundamental Growth Fund solely in exchange for the shares of the Fundamental Growth Fund and the assumption by the Fundamental Growth Fund of all of the liabilities of the Capital Appreciation Portfolio, or upon the distribution of the shares of the Fundamental Growth Fund by the Capital Appreciation Portfolio to its shareholders in exchange for their shares of the Capital Appreciation Portfolio in the subsequent liquidation of the Capital Appreciation Portfolio except for any gain or loss that may be required to be recognized solely as a result of the close of the Capital Appreciation Portfolio’s taxable year due to the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Capital Appreciation Portfolio upon the exchange of their shares of the Capital Appreciation Portfolio solely for the shares of the Fundamental Growth Fund pursuant to the Reorganization.

•

The aggregate tax basis of the shares of the Fundamental Growth Fund received by a shareholder of the Capital Appreciation Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Capital Appreciation Portfolio surrendered in exchange therefor, and the holding period of the shares of the Fundamental Growth Fund received by a shareholder of the Capital

Appreciation Portfolio pursuant to the Reorganization will include the period during which the Capital Appreciation Portfolio shares exchanged therefor were held by such shareholder (provided the Capital Appreciation Portfolio shares were held as capital assets on the date of the Reorganization).

•

The Fundamental Growth Fund’s tax basis in assets of the Capital Appreciation Portfolio received by the Fundamental Growth Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Capital Appreciation Portfolio immediately prior to the Reorganization except for certain adjustments that may be required to be made solely as a result of the close of the Capital Appreciation Portfolio’s taxable year due to the Reorganization, and the Fundamental Growth Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Capital Appreciation Portfolio.

The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Fundamental Growth Fund and the Capital Appreciation Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The Fundamental Growth Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Capital Appreciation Portfolio and its shareholders.

Prior to the Closing Date, the Capital Appreciation Portfolio will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the portfolio assets of the Capital Appreciation Portfolio may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Capital Appreciation Portfolio’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Capital Appreciation Portfolio’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Capital Appreciation Portfolio shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Capital Appreciation Portfolio.

The Fundamental Growth Fund will succeed to the capital loss carryforwards of the Capital Appreciation Portfolio. The Capital Appreciation Portfolio’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to each Fund with capital loss carryforwards attributable to the other Fund. Due to the operation of these loss limitation rules, it is possible that the shareholders of the Capital Appreciation Portfolio would receive taxable distributions earlier than they would have in the absence of the Reorganization. Following the Reorganization, the Fundamental Growth Fund will change its year end, which will accelerate the expiration date for its capital loss carryforwards.

Shareholders of the Capital Appreciation Portfolio may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock Advisors or its affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Neither the Funds nor their shareholders will bear any of the expenses incurred in connection with the Reorganization. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; proxy solicitation expenses; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Fundamental Growth Fund will establish an account for each Capital Appreciation Portfolio shareholder on the books of the Fundamental Growth Fund containing the appropriate number of shares of the Fundamental Growth Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Capital Appreciation Portfolio, it is not necessary to surrender such certificates. No certificates for shares of the Fundamental Growth Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, tax counsel to the Fundamental Growth Fund. Certain legal matters concerning the issuance of shares of Fundamental Growth Fund shares will be passed on by Miles  & Stockbridge P.C., which serves as Maryland counsel to the Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2009: (i) the unaudited capitalization of the Capital Appreciation Portfolio; (ii) the unaudited capitalization of the Fundamental Growth Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has occurred. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of Fundamental Growth Fund will be received by Capital Appreciation Portfolio shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Capital Appreciation Portfolio
Investor A	$169,865,020	$14.39	11,807,933
Investor B	$10,279,411	$13.17	780,514
Investor C	$22,986,080	$13.25	1,735,429
Institutional	$192,614,118	$15.07	12,780,262
Total	$395,744,629		27,104,138

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Fundamental Growth Fund
Investor A	$1,321,440,916	$18.12	72,922,969
Investor B	$233,911,345	$16.11	14,519,395
Investor C	$579,522,435	$16.20	35,779,963
Institutional*	$675,255,746	$18.72	36,073,094
BlackRock	N/A	N/A	N/A
Class R	$60,601,105	$16.68	3,632,509
Total	$2,870,731,547		162,927,930

Pro Forma Combined Fund**
Investor A	$1,491,305,936	$18.12	82,296,874
Investor B	$244,190,756	$16.11	15,157,461
Investor C	$602,508,515	$16.20	37,199,133
Institutional*	$675,255,746	$18.72	36,073,094
BlackRock	$192,614,118	$18.72	10,289,712
Class R	$60,601,105	$16.68	3,632,509
Total	$3,266,476,176		184,648,783

*	Institutional Shares of the Fundamental Growth Fund are not being offered in connection with the Reorganization.
**	Assumes the reorganization had taken place on September 30, 2009.

Shareholder Information

As of April 15, 2010, there were [            ] shares of the Capital Appreciation Portfolio outstanding. As of [            ], none of the Trustees and officers of the Capital Appreciation Portfolio owned shares of the Capital Appreciation Portfolio. As of [            ], no person was known by the Capital Appreciation Portfolio to own beneficially or of record 5% or more of any class of shares of the Capital Appreciation Portfolio except as follows:

[                                         ]

As of April 15, 2010, there were [            ] shares of the Fundamental Growth Fund outstanding. As of [            ], the Directors and officers of the Fundamental Growth Fund as a group owned less than 1% of the outstanding shares of the Fundamental Growth Fund. As of April 15, 2010, no person was known by the Fundamental Growth Fund to own beneficially or of record 5% or more of any class of shares of the Fundamental Growth Fund except as follows:

[                                         ]

Shareholder Rights and Obligations

The Capital Appreciation Portfolio is a series of the BlackRock Funds, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the BlackRock Funds’ organizational documents, the Capital Appreciation Portfolio is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.10 per share. The Fundamental Growth Fund is a corporation organized under the laws of the State of Maryland. Under its charter, the Fundamental Growth Fund is authorized to issue 2,200,000,000 shares of common stock divided into six classes, Investor A, Investor B, Investor C, Institutional, BlackRock and Class R shares. Investor A common stock consists of 300,000,000 authorized shares, Investor B common stock consists of 500,000,000 authorized shares, Investor C common stock consists of 300,000,000 authorized shares, Institutional common stock consists of 300,000,000 authorized shares, BlackRock common stock consists of 300,000,000 authorized shares, and Class R common stock consists of 500,000,000 shares, in each case with a par value of $.10 per share. Pursuant to the charter of the Fundamental Growth Fund, the Fundamental Growth Fund Board may, without limitation, classify or reclassify any unissued shares of the Fundamental Growth Fund into any number of additional classes of shares, each with its own assets and liabilities.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’s account maintenance and/or distribution expenditures (except that Investor B shareholders may vote upon material changes to the expenses charged under the Investor A Distribution Plan).

Unless (i) the Fundamental Growth Fund Board has determined that a matter only affects the interests of one or more classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Fundamental Growth Fund, all shares entitled to vote are voted in the aggregate and not by class.

There are no preemptive rights in connection with shares of the Capital Appreciation Portfolio or the Fundamental Growth Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Fundamental Growth Fund, issued in accordance with the Reorganization Agreement), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts business trust, such as the Capital Appreciation Portfolio, is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland corporation, such as the Fundamental Growth Fund, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (“Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

As a result of the Reorganization, the Capital Appreciation Portfolio shareholders will become shareholders of a Maryland corporation.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized on the following page.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Fundamental Growth Fund’s charter contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the Investment Company Act, if the charter of that Maryland corporation so provides. The Fundamental Growth Fund’s charter does not contain such a provision.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Fundamental Growth Fund’s charter permits the Fundamental Growth Fund Board to do so. The board of directors of an open-end investment company is also authorized to supplement the charter to increase the number of authorized shares or the aggregate number of shares in any class or series, unless prohibited by the charter. The Fundamental Growth Fund’s charter does not prohibit the Fundamental Growth Fund Board from doing so. The Fundamental Growth Fund’s charter sets a fixed number of authorized shares but the Fundamental Growth Fund Board is authorized to increase such number.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. The Fundamental Growth Fund’s charter authorizes the Fundamental Growth Fund Board to classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established., five classes of shares. The charter also states that all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. The MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Trusts

The Capital Appreciation Portfolio is governed by the Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter.

Election and Removal of Trustees

The Declaration provides that the trustees determine the size of the board of trustees. It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders.

Issuance of Shares

Under the Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine.

Series and Classes

The Declaration gives broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders have no personal liability for the obligations of the Trust and requires the Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that any person who is or has been a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than the Trust and its shareholders. The Declaration also provides that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Capital Appreciation Portfolio and the Fundamental Growth Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dividends and Distributions

Each of the Capital Appreciation Portfolio and the Fundamental Growth Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the transfer agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Fundamental Growth Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the Investment Company Act. In the event the Reorganization is not completed, the Capital Appreciation Portfolio does not intend to hold future regular annual or special meetings of its shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Capital Appreciation Portfolio should send such proposal to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fundamental Growth Fund should send such proposal to the Corporation, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund, a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of the Capital Appreciation Portfolio and the Trust Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about April 29, 2010. Capital Appreciation Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Capital Appreciation Portfolio and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Trust has retained [                        ]. (            ), [                ], a professional proxy solicitation firm, to assist with the mailing, tabulation and any necessary solicitation of proxies. Capital Appreciation Portfolio shareholders may receive a telephone call from [                    ] asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Capital Appreciation Portfolio with the Fundamental Growth Fund are estimated to be approximately $115,000, which expenses shall be borne by BlackRock Advisors or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Capital Appreciation Portfolio. Representatives of BlackRock Advisors and its affiliates and other representatives of the Capital Appreciation Portfolio may also solicit proxies. Questions about the proposal should be directed to [                    ] at [                    ].

[                    ] and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization in which the Capital Appreciation Portfolio will be acquired by the Fundamental Growth Fund and the solicitation of proxies by and on behalf of the Trust Board for use at the Special Meeting of shareholders of the Capital Appreciation Portfolio. The Special Meeting will be held on June 8, 2010 at 10:00 A.M., Eastern time, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Capital Appreciation Portfolio had [            ] shares outstanding.

Shareholder Approval

Approval of the Reorganization requires the affirmative vote of the shareholders of the Capital Appreciation Portfolio representing a majority of its outstanding voting securities, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Capital Appreciation Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Capital Appreciation Portfolio, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

A vote of shareholders of the Fundamental Growth Fund is not needed to approve the Reorganization. If shareholders of the Capital Appreciation Portfolio do not approve the Reorganization, the Trust Board may consider possible alternative arrangements in the best interests of the Capital Appreciation Portfolio and its shareholders. The Trust Board has fixed the close of business on April 15, 2010 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Capital Appreciation Portfolio shareholders on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights.

In order for the Special Meeting to go forward, there must be a quorum. The presence in person or by proxy of shareholders of the Capital Appreciation Portfolio entitled to cast at least a majority of all of the votes entitled to be cast at the meeting shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Capital Appreciation Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions.

The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof. The Trust Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of the Capital Appreciation Portfolio without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of the Capital Appreciation Portfolio, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment or postponement, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “for” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed Reorganization. A signed Proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Capital Appreciation Portfolio shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via touchtone telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Capital Appreciation Portfolio, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

Internet Voting. To vote over the internet, please log on to www.proxyvote.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing [            ], a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Capital Appreciation Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

April [    ], 2010

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fundamental Growth Fund

The Fundamental Growth Fund has the following fundamental investment restrictions.

Under its fundamental investment restrictions, the Fundamental Growth Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3 of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities which cannot be readily resold or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund have otherwise determined to be liquid pursuant to applicable law.

(d) Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Fund uses the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

The Capital Appreciation Portfolio

The Capital Appreciation Portfolio has the following fundamental investment restrictions.

Under its fundamental investment restrictions, the Capital Appreciation Portfolio may not:

(1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

(2) Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

(4) Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(5) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

(6) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

(7) Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies.

(8) Purchase securities of companies for the purpose of exercising control.

(9) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(10) Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

(11) Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

(12) Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences.

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2010, by and between BlackRock Fundamental Growth Fund, Inc., a registered investment company and a Maryland corporation (the “Corporation”), and BlackRock Funds SM, a registered investment company and a Massachusetts business trust (the “Trust”), on behalf of BlackRock Capital Appreciation Portfolio, a separate series of the Trust (the “Capital Appreciation Portfolio”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Capital Appreciation Portfolio to the Corporation, in exchange for the assumption by the Corporation of the Stated Liabilities (as defined in paragraph 1.3) of the Capital Appreciation Portfolio and Investor A, Investor B, Investor C, BlackRock and Class R shares of the Corporation (“Corporation Shares”) having an aggregate net asset value equal to the value of the assets of the Capital Appreciation Portfolio acquired by the Corporation reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Corporation Shares to the shareholders of the Capital Appreciation Portfolio, and (iii) the termination, dissolution and complete liquidation of the Capital Appreciation Portfolio, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Corporation and the Trust are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Capital Appreciation Portfolio is a separate series of the Trust, and the Capital Appreciation Portfolio owns securities that generally are assets of the character in which the Corporation is permitted to invest;

WHEREAS, each of the Corporation and the Capital Appreciation Portfolio qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Corporation is authorized to issue the Corporation Shares;

WHEREAS, the Board of Directors of the Corporation has determined that the Reorganization is in the best interests of the Corporation; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Capital Appreciation Portfolio and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Capital Appreciation Portfolio Shareholders (as defined in paragraph 1.5).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Capital Appreciation Portfolio, agrees to convey, transfer and deliver substantially all of the assets of the Capital Appreciation Portfolio free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Corporation agrees: (a) to deliver to the Trust, on behalf of the Capital Appreciation Portfolio, the number of full and fractional Corporation Shares, determined by dividing: (i) the aggregate value of the Capital Appreciation Portfolio’s assets with respect to each class of the Capital Appreciation Portfolio, net of the Stated Liabilities (as defined in paragraph 1.3) of the Capital Appreciation Portfolio with respect to each class of the Capital Appreciation Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Corporation computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Capital Appreciation Portfolio described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Capital Appreciation Portfolio correspond to the Investor A shares of the Corporation, Investor B shares of the Capital Appreciation Portfolio correspond to the Investor B shares of the Corporation, Investor C shares of the Capital Appreciation Portfolio correspond to the Investor C shares of the Corporation and Institutional shares of the Capital Appreciation Portfolio correspond to the BlackRock shares of the Corporation, and the term “Corporation Shares” should be read to include each such class of shares of the Corporation unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Capital Appreciation Portfolio to be acquired by the Corporation shall consist of all property owned by the Capital Appreciation Portfolio, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Capital Appreciation Portfolio, any deferred or prepaid expenses shown as an asset on the books of the Capital Appreciation Portfolio on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Capital Appreciation Portfolio’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Trust, on behalf of the Capital Appreciation Portfolio, will endeavor to identify and discharge, to the extent practicable, all of the liabilities and obligations of the Capital Appreciation Portfolio, including all liabilities relating to operations, before the Closing Date. The Corporation shall assume only those accrued and unpaid liabilities of the Capital Appreciation Portfolio set forth in the Capital Appreciation Portfolio’s statement of assets and liabilities as of the Closing Date delivered by the Trust, on behalf of the Capital Appreciation Portfolio, to the Corporation pursuant to paragraph 5.2 (the “Stated Liabilities”). The Corporation shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Capital Appreciation Portfolio.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date and (ii) the Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date (i) the Trust, on behalf of the Capital Appreciation Portfolio, will distribute in complete liquidation of the Capital Appreciation Portfolio, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Capital Appreciation Portfolio Shareholders”), all of the Corporation Shares received by the Trust. Such distribution will be accomplished by the transfer on the books of the Corporation of Corporation Shares credited to the account of the Capital Appreciation Portfolio to open accounts on the share records of the Corporation in the name of the Capital Appreciation Portfolio Shareholders, and representing the respective pro rata number and class of Corporation Shares due Capital Appreciation Portfolio Shareholders and (ii) the Capital Appreciation Portfolio will dissolve as a separate series of the Trust. The Corporation shall not issue certificates representing Corporation Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Corporation Shares will be shown on the books of the Corporation’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Corporation Shares in a name other than the registered holder of the Capital Appreciation Portfolio shares on the books of the Capital Appreciation Portfolio as of that time shall, as a condition of such transfer, be paid by the person to whom such Corporation Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Capital Appreciation Portfolio, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Capital Appreciation Portfolio shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Capital Appreciation Portfolio, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Corporation, shall be made available to the Capital Appreciation Portfolio from and after the Closing Date at the Corporation’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE CORPORATION; ACTION BY TRUST. The Corporation shall take all actions expressed herein as being the obligations of the Corporation. The Trust shall take all actions expressed herein as being the obligations of the Trust on behalf of the Capital Appreciation Portfolio.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Corporation hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Corporation’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Corporation Shares, and to the extent necessary, fractional Corporation Shares, of an aggregate net asset value equal to the gross value of the Assets of the Capital Appreciation Portfolio acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Capital Appreciation Portfolio assumed by the Corporation, shall be issued by the Corporation in exchange for such Assets of the Capital Appreciation Portfolio. The net asset value per share of the Investor A, Investor B, Investor C, BlackRock and Class R Corporation Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R shares, respectively, computed as of the Valuation Time, using the Corporation’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the second quarter of 2010, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Capital Appreciation Portfolio shall instruct its custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Corporation on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Capital Appreciation Portfolio. The Capital Appreciation Portfolio’s Assets represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Corporation, JPMorgan Chase & Co., for examination no later than five (5) business days preceding the Closing Date and all Assets of the Capital Appreciation Portfolio at the Valuation Time shall be transferred and delivered by the Capital Appreciation Portfolio as of the Closing Date for the account of the Corporation, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Capital Appreciation Portfolio’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Capital Appreciation Portfolio shall be transferred and delivered by the Capital Appreciation Portfolio as of the Closing Date for the account of the Corporation.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Corporation or the Capital Appreciation Portfolio are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Corporation or the Capital Appreciation Portfolio is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Capital Appreciation Portfolio shall instruct its transfer agent, PNC GIS, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Capital Appreciation Portfolio Shareholders as of the Closing Date, and the number, class and percentage ownership (to four decimal places) of outstanding shares of the Capital Appreciation Portfolio owned by each Capital Appreciation Portfolio Shareholder immediately prior to the Closing. The Corporation shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Corporation Shares to be credited on the Closing Date to the Capital Appreciation Portfolio, or provide evidence reasonably satisfactory to the Capital Appreciation Portfolio that such Corporation Shares have been credited to the Capital Appreciation Portfolio Shareholders’ accounts on the books of the Corporation.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Capital Appreciation Portfolio is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Corporation of any of the Assets of the Capital Appreciation Portfolio for the reason that any of such Assets have not yet been delivered to it by the Capital Appreciation Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Capital Appreciation Portfolio shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Corporation or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE CAPITAL APPRECIATION PORTFOLIO. The Trust, on behalf of the Capital Appreciation Portfolio, represents and warrants to the Corporation, as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Capital Appreciation Portfolio is a legally designated, separate series of the Trust. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Capital Appreciation Portfolio. The Trust, on behalf of the Capital Appreciation Portfolio, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Capital Appreciation Portfolio.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Capital Appreciation Portfolio.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Capital Appreciation Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Capital Appreciation Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to the Capital Appreciation Portfolio for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Trust’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Trust is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Trust will not, result in the violation of Massachusetts law, or any provision of the Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

(f) The Capital Appreciation Portfolio has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Capital Appreciation Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect the Capital Appreciation Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Capital Appreciation Portfolio to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Trust as of September 30, 2009 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Corporation) fairly reflect the financial condition and the results of operations of the Capital Appreciation Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Capital Appreciation Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Capital Appreciation Portfolio as reflected in the audited financial statements as of September 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Capital Appreciation Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Capital Appreciation Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Capital Appreciation Portfolio (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Capital Appreciation Portfolio due to declines in the value of the Capital Appreciation Portfolio’s Assets, the discharge of the Capital Appreciation Portfolio’s liabilities or the redemption of Capital Appreciation Portfolio shares by Capital Appreciation Portfolio Shareholders shall not constitute a material adverse change.

(j) Since September 30, 2009 there has not been (i) any pending or threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Capital Appreciation Portfolio; (ii) any option to purchase or other right to acquire shares of the Capital Appreciation Portfolio issued or granted by or on behalf of the Capital Appreciation Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Capital Appreciation Portfolio; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Capital Appreciation Portfolio, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Capital Appreciation Portfolio for borrowed money or any commitment to borrow money by or on behalf of the Capital Appreciation Portfolio; (v) any amendment of the Trust’s or the Capital Appreciation Portfolio’s organizational documents in a manner materially affecting the Capital Appreciation Portfolio; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Capital Appreciation Portfolio other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Capital Appreciation Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Capital Appreciation Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of September 30, 2009, there were outstanding 27,104,138 shares of the Capital Appreciation Portfolio, and no shares of the Capital Appreciation Portfolio were held in the treasury of the Trust. All issued and outstanding shares of beneficial interest of the Capital Appreciation Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Capital Appreciation Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Capital Appreciation Portfolio shares and has no outstanding securities convertible into any of the Capital Appreciation Portfolio shares.

(m) At the Closing Date, the Trust will have good and marketable title to the Assets to be transferred to the Corporation pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Corporation has received notice and which have been taken into account in the net asset valuation of the Capital Appreciation Portfolio, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Corporation will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Corporation.

(n) Subject to the requisite approval of this Agreement by the Capital Appreciation Portfolio Shareholders, (i) the Trust has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Trust; and (iii) this Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Capital Appreciation Portfolio has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Capital Appreciation Portfolio Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust of the transactions contemplated by this Agreement.

(r) The Trust has called a special meeting of Capital Appreciation Portfolio Shareholders to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 8, 2010 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Capital Appreciation Portfolio shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Capital Appreciation Portfolio Shareholders all of the Capital Appreciation Portfolio’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE CORPORATION. The Corporation represents and warrants to the Trust, on behalf of the Capital Appreciation Portfolio, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation. The Corporation has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Corporation.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Capital Appreciation Portfolio furnished to the Corporation by the Trust. Any written information furnished by the Corporation with respect to the Corporation for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Corporation’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Corporation is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation will not, result in the violation of Maryland law, or any provision of the Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Corporation is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Corporation result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Corporation’s knowledge threatened against the Corporation or any of its properties or assets which, if adversely determined, would materially and adversely affect the Corporation’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Corporation to carry out the transactions contemplated by this Agreement. The Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Corporation as of August 31, 2009 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Trust) fairly reflect the financial condition and the results of operations of the Corporation as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Corporation whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Corporation as reflected in the audited financial statements of the Corporation as of August 31, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Corporation shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse change in the Corporation’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Corporation (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Corporation due to declines in the value of Corporation’s assets, the discharge of Corporation’s liabilities or the redemption of Corporation shares by Corporation shareholders shall not constitute a material adverse change.

(i) Since August 31, 2009 there has not been (i) any pending or threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Corporation; (ii) any option to purchase or other right to acquire shares of the Corporation issued or granted by or on behalf of the Corporation to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Corporation; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Corporation, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Corporation for borrowed money or any commitment to borrow money by or on behalf of the Corporation; (v) any amendment of the Corporation’s organizational documents in a manner materially affecting the Corporation; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Corporation other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Corporation required by law to be filed have or shall have been timely and duly filed by such dates

(including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Corporation’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Corporation is authorized to issue 2,200,000,000 shares of common stock, par value $0.10 per share, of which, as of August 31, 2009, there were outstanding 164,527,691 shares of the Corporation. All issued and outstanding shares of common stock of the Corporation have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Corporation will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Corporation’s transfer agent as provided in paragraph 3.4. The Corporation has no outstanding options, warrants or other rights to subscribe for or purchase any of the Corporation shares and has no outstanding securities convertible into any of the Corporation shares.

(l) At the Closing Date, the Corporation will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Capital Appreciation Portfolio has received notice at or prior to the Closing Date.

(m) The Corporation has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Corporation Shares to be issued and delivered to the Trust for the account of the Capital Appreciation Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Corporation Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Corporation’s prospectus).

(o) The information to be furnished by the Corporation for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Corporation has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(q) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Corporation of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE CORPORATION AND THE CAPITAL APPRECIATION PORTFOLIO

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.3, each of the Corporation and the Capital Appreciation Portfolio will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Trust, on behalf of the Capital Appreciation Portfolio, will prepare and deliver to the Corporation at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Capital Appreciation Portfolio as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Capital Appreciation Portfolio are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of the Capital Appreciation Portfolio, will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Capital Appreciation Portfolio as of the Valuation Time and (2) a list of the Capital Appreciation Portfolio’s Assets showing the tax costs of each of its assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust shall make available to the Corporation’s officers and agents all books and records of the Capital Appreciation Portfolio.

5.4 ADDITIONAL INFORMATION. The Trust will assist the Corporation in obtaining such information as the Corporation reasonably requests concerning the beneficial ownership of the Capital Appreciation Portfolio’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of the Capital Appreciation Portfolio, will terminate all agreements to which the Capital Appreciation Portfolio is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Corporation and the Capital Appreciation Portfolio will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Capital Appreciation Portfolio covenants that it will, as and when reasonably requested by the Corporation, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Corporation may reasonably deem necessary or desirable in order to vest in and confirm the Corporation’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Corporation will prepare and file with the Commission the Registration Statement relating to the Corporation Shares to be issued to shareholders of the Capital Appreciation Portfolio. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Capital Appreciation Portfolio shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Capital Appreciation Portfolio Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Capital Appreciation Portfolio any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Corporation nor the Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporation and the Capital Appreciation Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Corporation and the Capital Appreciation Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Corporation and the Trust, on behalf of the Capital Appreciation Portfolio, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Corporation agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Trust, on behalf of the Capital Appreciation Portfolio, shall furnish to the Corporation, in such form as is reasonably satisfactory to the Corporation, a statement of the earnings and profits of the Capital Appreciation Portfolio for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Corporation will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY. The Trust, on behalf of the Capital Appreciation Portfolio, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CAPITAL APPRECIATION PORTFOLIO

The obligations of the Capital Appreciation Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation of all the obligations to be performed by the Corporation pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Trustees of the Trust has approved this Agreement, with respect to the Capital Appreciation Portfolio.

6.3 The shareholders of the Capital Appreciation Portfolio have approved this Agreement in the manner specified in the Registration Statement.

6.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Corporation is currently contractually obligated to pay for services provided to the Corporation nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any, other than in each case those shall have been previously disclosed to the Capital Appreciation Portfolio.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

The obligations of the Corporation to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Capital Appreciation Portfolio of all the obligations to be performed by the Capital Appreciation Portfolio pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of itself and the Capital Appreciation Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Capital Appreciation Portfolio shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Capital Appreciation Portfolio shareholders all of the Capital Appreciation Portfolio’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Directors of the Corporation has approved this Agreement with respect to the Corporation.

7.4 The shareholders of the Capital Appreciation Portfolio have approved this Agreement in the manner specified in the Registration Statement.

7.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Trust is currently contractually obligated to pay for services provided to the Capital Appreciation Portfolio nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the most recent prospectus and statement of additional information of the Capital Appreciation Portfolio, other than in each case those previously described to the Corporation.

7.6 The Trust, on behalf of the Capital Appreciation Portfolio, shall have taken all steps required to terminate all agreements to which the Capital Appreciation Portfolio is a party (other than this Agreement) and pursuant to which the Capital Appreciation Portfolio has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE CORPORATION, AND THE TRUST, ON BEHALF OF THE CAPITAL APPRECIATION PORTFOLIO

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Capital Appreciation Portfolio, the Trust or the Corporation, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Capital Appreciation Portfolio, shall have been approved by the requisite vote of the Capital Appreciation Portfolio Shareholders in accordance with the provisions of the Trust’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Corporation in such form as shall be reasonably acceptable to the Corporation. Notwithstanding anything herein to the contrary, neither the Corporation nor the Capital Appreciation Portfolio may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Corporation or the Capital Appreciation Portfolio, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Corporation on Form N-1A under the 1933 Act covering the sale of shares of the Corporation shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Capital Appreciation Portfolio, the Corporation, or the Trust or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Corporation and the Trust, on behalf of the Capital Appreciation Portfolio, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Corporation, and the Trust, on behalf of the Capital Appreciation Portfolio, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Capital Appreciation Portfolio solely in exchange for Corporation Shares and the assumption by the Corporation of the Stated Liabilities of the Capital Appreciation Portfolio

followed by the distribution of Corporation Shares to the Capital Appreciation Portfolio Shareholders in complete dissolution and liquidation of the Capital Appreciation Portfolio, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Corporation and the Capital Appreciation Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Corporation upon the receipt of the Assets of the Capital Appreciation Portfolio solely in exchange for Corporation Shares and the assumption by the Corporation of the Stated Liabilities of the Capital Appreciation Portfolio;

(c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Capital Appreciation Portfolio upon the transfer of the Assets of the Capital Appreciation Portfolio to the Corporation solely in exchange for Corporation Shares and the assumption by the Corporation of the Stated Liabilities of the Capital Appreciation Portfolio or upon the distribution of Corporation Shares to Capital Appreciation Portfolio Shareholders in exchange for such shareholders’ shares of the Capital Appreciation Portfolio in liquidation of the Capital Appreciation Portfolio, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Capital Appreciation Portfolio’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Capital Appreciation Portfolio Shareholders upon the exchange of their Capital Appreciation Portfolio shares solely for Corporation Shares pursuant to the Reorganization;

(e) under Section 358 of the Code, the aggregate tax basis of Corporation Shares received by each Capital Appreciation Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Capital Appreciation Portfolio shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Corporation Shares to be received by each Capital Appreciation Portfolio Shareholder pursuant to the Reorganization will include the period during which the Capital Appreciation Portfolio shares exchanged therefor were held by such shareholder, provided such Capital Appreciation Portfolio shares are held as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Corporation will be the same as the tax basis of such Assets to the Capital Appreciation Portfolio immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Capital Appreciation Portfolio’s taxable year due to the Reorganization; and

(h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Corporation will include the period during which those Assets were held by the Capital Appreciation Portfolio.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Capital Appreciation Portfolio and Corporation will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Corporation nor the Capital Appreciation Portfolio may waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Capital Appreciation Portfolio with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Capital Appreciation Portfolio’s taxable year.

ARTICLE IX

EXPENSES

(a) BlackRock, Inc., or one of its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of the Assets and liquidation and dissolution of the Capital Appreciation Portfolio contemplated by the provisions of this Agreement, including all of the direct and indirect expenses and out-of-pocket costs and expenses incurred in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement contained therein and the solicitation of the related proxies for the Capital Appreciation Portfolio.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Corporation and the Trust, on behalf of the Capital Appreciation Portfolio, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Corporation and the Trust. In addition, the Corporation or the Trust may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Capital Appreciation Portfolio, the Corporation, the Trust or their respective Board of Directors, Board of Trustees, or officers, to the other party or its Board of Directors or Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Trust as specifically authorized by their respective Board of Directors and Board of Trustees; provided, however, that, following the meeting of the Capital Appreciation Portfolio Shareholders called by the Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Corporation Shares to be issued to the Capital Appreciation Portfolio Shareholders under this Agreement to the detriment of such Capital Appreciation Portfolio Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the property of the Capital Appreciation Portfolio, as provided in the Trust’s declaration of trust and bylaws. Moreover, no series of the Trust other than the Capital Appreciation Portfolio shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Capital Appreciation Portfolio to satisfy the obligations of the Capital Appreciation Portfolio hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Capital Appreciation Portfolio and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Capital Appreciation Portfolio as provided in the Trust’s declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Trust, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to the Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Anne F. Ackerley, President and Chief Executive Officer, or to any other address that the Trust or the Corporation shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDSSM, on behalf of its series, BLACKROCK CAPITAL APPRECIATION PORTFOLIO

By:
Name:
Title:

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

By:
Name:
Title:

BLACKROCK FUNDS

BLACKROCK CAPITAL APPRECIATION PORTFOLIO

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2010

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), a series of BlackRock FundsSM, a Massachusetts business trust, into BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund”), a Maryland corporation.

This Reorganization SAI contains information which may be of interest to shareholders of the Capital Appreciation Portfolio relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [            ], 2010 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets, in exchange for the assumption of substantially all of the liabilities, of the Capital Appreciation Portfolio and shares of the Fundamental Growth Fund. The Capital Appreciation Portfolio would distribute the Fundamental Growth Fund shares it receives to its shareholders in complete liquidation of the Capital Appreciation Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Fundamental Growth Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE CAPITAL APPRECIATION PORTFOLIO AND THE FUNDAMENTAL GROWTH FUND	SAI-3
FINANCIAL STATEMENTS	SAI-3

ADDITIONAL INFORMATION ABOUT THE CAPITAL APPRECIATION PORTFOLIO AND THE FUNDAMENTAL GROWTH FUND

For the Fundamental Growth Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Fundamental Growth Fund dated December 29, 2009 as supplemented (SEC Accession No. 0001104659-09-071962); and the Annual Report for the fiscal year ended August 31, 2009 and dated November 5, 2009 (SEC Accession No. 0000900092-09-001076) as filed with the Securities and Exchange Commission (the “SEC”).

For the Capital Appreciation Portfolio: Incorporates by reference the Annual Report to Shareholders for the fiscal period ended September 30, 2009, dated December 7, 2009 (SEC Accession No.  0001193125-09-248392), as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Fundamental Growth Fund for the fiscal year ended August 31, 2009, and (ii) the Annual Report to Shareholders of the Capital Appreciation Portfolio for the fiscal year ended September 30, 2009, each of which have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

Unaudited pro forma financial statements of the Capital Appreciation Portfolio and the Fundamental Growth Fund are provided on the following pages.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on September 30, 2009. The unaudited pro forma statement of operations reflects expenses for the twelve months ended September 30, 2009. The pro forma financial statements give effect to the proposed Reorganization. The proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving legal entity. It is not anticipated that the Fundamental Growth Fund will sell any securities of Capital Appreciation Portfolio acquired in the Reorganization other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for Fundamental Growth Fund and Capital Appreciation Portfolio

As of September 30, 2009 (Unaudited)

	Combined % of Net Assets	Fundamental Growth Fund		Capital Appreciation Portfolio		Pro Forma Fundamental Growth Fund Combined
		Shares	Value	Shares	Value	Shares	Value
Common Stocks
Air Freight & Logistics	3.1%
C.H. Robinson Worldwide, Inc. (a)		538,500	$31,098,375	73,300	$4,233,075	611,800	$35,331,450
United Parcel Service, Inc. - Class B		1,009,700	57,017,759	137,400	7,758,978	1,147,100	64,776,737

			88,116,134		11,992,053		100,108,187

Airlines	1.5%
Delta Air Lines, Inc. (a)(b)		4,839,700	43,363,712	658,500	5,900,160	5,498,200	49,263,872

Beverages	3.4%
The Coca-Cola Co.		1,353,700	72,693,690	184,154	9,889,070	1,537,854	82,582,760
PepsiCo, Inc.		451,100	26,461,526	61,424	3,603,132	512,524	30,064,658

			99,155,216		13,492,202		112,647,418

Biotechnology	5.1%
Amgen, Inc. (b)		1,013,300	61,031,059	137,900	8,305,717	1,151,200	69,336,776
Celgene Corp. (b)		772,300	43,171,570	105,100	5,875,090	877,400	49,046,660
Genzyme Corp. (b)		749,680	42,529,346	102,800	5,831,844	852,480	48,361,190

			146,731,975		20,012,651		166,744,626

Capital Markets	1.4%
The Goldman Sachs Group, Inc.		225,200	41,515,620	30,600	5,641,110	255,800	47,156,730

Chemicals	0.8%
Ecolab, Inc.		528,500	24,432,555	71,900	3,323,937	600,400	27,756,492

Commercial Banks	0.5%
Wells Fargo & Co.		511,800	14,422,524	70,000	1,972,600	581,800	16,395,124

Communications Equipment	7.6%
Cisco Systems, Inc. (b)		3,813,890	89,778,970	518,921	12,215,400	4,332,811	101,994,370
Palm, Inc. (a)(b)		1,309,960	22,832,603	178,700	3,114,741	1,488,660	25,947,344
QUALCOMM, Inc.		2,344,600	105,460,108	321,023	14,439,615	2,665,623	119,899,723

			218,071,681		29,769,756		247,841,437

Computers & Peripherals	9.5%
Apple, Inc. (b)		751,140	139,238,822	102,918	19,077,910	854,058	158,316,732
EMC Corp. (b)		1,553,000	26,463,120	211,300	3,600,552	1,764,300	30,063,672
Hewlett-Packard Co.		1,195,700	56,448,997	164,000	7,742,440	1,359,700	64,191,437
International Business Machines Corp.		212,100	25,369,281	29,100	3,480,651	241,200	28,849,932
NetApp, Inc. (b)		—	—	25,000	667,000	25,000	667,000
Seagate Technology (a)		1,632,160	24,825,153	222,100	3,378,141	1,854,260	28,203,294

			272,345,373		37,946,694		310,292,067

Diversified Financial Services	2.3%
CME Group, Inc.		114,700	35,349,393	15,620	4,813,928	130,320	40,163,321
JPMorgan Chase & Co.		684,851	30,010,171	93,200	4,084,024	778,051	34,094,195

			65,359,564		8,897,952		74,257,516

Energy Equipment & Services	1.6%
Schlumberger Ltd.		289,100	17,230,360	39,317	2,343,293	328,417	19,573,653
Transocean Ltd. (b)		323,283	27,650,395	44,005	3,763,748	367,288	31,414,143

			44,880,755		6,107,041		50,987,796

	Combined % of Net Assets	Fundamental Growth Fund		Capital Appreciation Portfolio		Pro Forma Fundamental Growth Fund Combined
		Shares	Value	Shares	Value	Shares	Value
Food & Staples Retailing	2.1%
Wal-Mart Stores, Inc.		1,230,300	$60,395,427	167,386	$8,216,979	1,397,686	$68,612,406

Health Care Equipment & Supplies	3.7%
Boston Scientific Corp. (a)(b)		5,391,900	57,100,221	739,800	7,834,482	6,131,700	64,934,703
Zimmer Holdings, Inc. (b)		907,500	48,505,875	124,300	6,643,835	1,031,800	55,149,710

			105,606,096		14,478,317		120,084,413

Health Care Providers & Services	2.4%
Medco Health Solutions, Inc. (b)		769,200	42,544,452	104,622	5,786,643	873,822	48,331,095
UnitedHealth Group, Inc.		547,875	13,718,790	51,600	1,292,064	599,475	15,010,854
WellPoint, Inc. (b)		283,200	13,412,352	29,900	1,416,064	313,100	14,828,416

			69,675,594		8,494,771		78,170,365

Health Care Technology	1.0%
Cerner Corp. (a)(b)		391,400	29,276,720	53,700	4,016,760	445,100	33,293,480

Hotels, Restaurants & Leisure	1.8%
Las Vegas Sands Corp. (a)(b)		728,700	12,271,308	99,400	1,673,896	828,100	13,945,204
Starbucks Corp. (a)(b)		1,076,380	22,227,247	147,000	3,035,550	1,223,380	25,262,797
Starwood Hotels & Resorts Worldwide, Inc.		556,390	18,377,562	76,000	2,510,280	632,390	20,887,842

			52,876,117		7,219,726		60,095,843

Household Products	3.0%
The Procter & Gamble Co.		1,512,100	87,580,832	206,386	11,953,877	1,718,486	99,534,709

Industrial Conglomerates	2.1%
3M Co.		827,500	61,069,500	112,600	8,309,880	940,100	69,379,380

Insurance	1.1%
MetLife, Inc.		805,300	30,657,771	109,600	4,172,472	914,900	34,830,243

Internet & Catalog Retail	1.6%
Amazon.com, Inc. (a)(b)		507,000	47,333,520	68,940	6,436,238	575,940	53,769,758

Internet Software & Services	4.6%
Baidu, Inc. - ADR (a)(b)		52,300	20,451,915	7,100	2,776,455	59,400	23,228,370
Google, Inc. - Class A (b)		227,900	113,004,215	31,054	15,398,126	258,954	128,402,341

			133,456,130		18,174,581		151,630,711

Life Sciences Tools & Services	0.7%
Covance, Inc. (a)(b)		365,700	19,802,655	50,200	2,718,330	415,900	22,520,985

Machinery	4.5%
Cummins, Inc.		695,900	31,183,279	95,200	4,265,912	791,100	35,449,191
Danaher Corp.		1,038,400	69,905,088	141,322	9,513,797	1,179,722	79,418,885
PACCAR, Inc.		732,800	27,633,888	100,300	3,782,313	833,100	31,416,201

			128,722,255		17,562,022		146,284,277

Media	1.1%
CBS Corp. - Class B		2,605,220	31,392,901	354,500	4,271,725	2,959,720	35,664,626

Metals & Mining	2.5%
Agnico-Eagle Mines Ltd. (a)		436,700	29,630,095	59,400	4,030,290	496,100	33,660,385
Freeport-McMoRan Copper & Gold, Inc.		350,900	24,075,249	47,737	3,275,235	398,637	27,350,484
United States Steel Corp. (a)		433,100	19,216,647	58,900	2,613,393	492,000	21,830,040

			72,921,991		9,918,918		82,840,909

	Combined % of Net Assets	Fundamental Growth Fund		Capital Appreciation Portfolio		Pro Forma Fundamental Growth Fund Combined
		Shares	Value	Shares	Value	Shares	Value
Multiline Retail	3.3%
JC Penney Co., Inc.		757,300	$25,558,875	103,000	$3,476,250	860,300	$29,035,125
Kohl’s Corp. (b)		1,231,900	70,279,895	167,668	9,565,459	1,399,568	79,845,354

			95,838,770		13,041,709		108,880,479

Oil, Gas & Consumable Fuels	3.1%
Exxon Mobil Corp.		426,000	29,227,860	58,000	3,979,380	484,000	33,207,240
PetroHawk Energy Corp. (b)		1,617,100	39,149,991	220,000	5,326,200	1,837,100	44,476,191
Range Resources Corp.		390,100	19,255,336	53,100	2,621,016	443,200	21,876,352

			87,633,187		11,926,596		99,559,783

Personal Products	1.3%
Avon Products, Inc.		1,084,300	36,822,828	147,500	5,009,100	1,231,800	41,831,928

Pharmaceuticals	4.3%
Abbott Laboratories		1,260,500	62,356,935	173,000	8,558,310	1,433,500	70,915,245
Pfizer, Inc.		1,994,300	33,005,665	271,400	4,491,670	2,265,700	37,497,335
Teva Pharmaceutical Industries Ltd. - ADR		559,100	28,268,096	76,600	3,872,896	635,700	32,140,992

			123,630,696		16,922,876		140,553,572

Professional Services	0.5%
Manpower, Inc.		231,600	13,134,036	31,500	1,786,365	263,100	14,920,401

Semiconductors & Semiconductor Equipment	5.2%
Broadcom Corp. - Class A (a)(b)		1,342,340	41,196,415	183,727	5,638,581	1,526,067	46,834,996
Lam Research Corp. (a)(b)		973,400	33,251,344	133,217	4,550,693	1,106,617	37,802,037
Micron Technology, Inc. (b)		2,419,530	19,840,146	331,200	2,715,840	2,750,730	22,555,986
NVIDIA Corp. (a)(b)		1,617,330	24,308,470	221,400	3,327,642	1,838,730	27,636,112
PMC-Sierra, Inc. (b)		3,129,000	29,913,240	428,357	4,095,093	3,557,357	34,008,333

			148,509,615		20,327,849		168,837,464

Software	7.8%
Activision Blizzard, Inc. (b)		2,073,900	25,695,621	224,100	2,776,599	2,298,000	28,472,220
Check Point Software Technologies (b)		1,299,715	36,846,920	176,900	5,015,115	1,476,615	41,862,035
Microsoft Corp.		4,279,800	110,804,022	587,242	15,203,695	4,867,042	126,007,717
Oracle Corp.		672,400	14,012,816	92,310	1,923,740	764,710	15,936,556
Salesforce.com, Inc. (b)		637,230	36,277,504	87,279	4,968,794	724,509	41,246,298

			223,636,883		29,887,943		253,524,826

Specialty Retail	2.9%
CarMax, Inc. (a)(b)		1,251,300	26,152,170	170,300	3,559,270	1,421,600	29,711,440
The Home Depot, Inc.		1,036,900	27,623,016	141,100	3,758,904	1,178,000	31,381,920
Ross Stores, Inc.		609,300	29,106,261	82,870	3,958,700	692,170	33,064,961

			82,881,447		11,276,874		94,158,321

Tobacco	1.5%
Philip Morris International, Inc.		861,200	41,974,888	117,140	5,709,404	978,340	47,684,292

Wireless Telecommunication Services	1.0%
American Tower Corp. - Class A (b)		834,800	30,386,720	113,638	4,136,423	948,438	34,523,143

Total Long Term Investments (Cost - $2,803,827,538)	99.9%		2,873,611,688		391,025,891		3,264,637,579

	Combined Fund % of Net Assets	Fundamental Growth Fund		Capital Appreciation Portfolio		Combined Fund
Short-Term Securities		Shares	Value	Shares	Value	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.22% (c)(d)		—	$—	8,129,215	$8,129,215	8,129,215	$8,129,215
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.29% (c)(d)		2,827,140	2,827,140	—	—	2,827,140	2,827,140
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)		232,571,492	232,571,492	17,936,500	17,936,500	250,507,992	250,507,992

Total Short-Term Securities	8.0%
(Cost - $261,464,347)			235,398,632		26,065,715		261,464,347

Total Investments (Cost - $3,065,291,885*)	107.9%		3,109,010,320		417,091,606		3,526,101,926
Liabilities in Excess of Other Assets	(7.9)%		(238,278,773)		(21,346,977)		(259,625,750)

Net Assets	100.0%		$2,870,731,547		$395,744,629		$3,266,476,176

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,093,385,195

Gross unrealized appreciation	$507,690,032
Gross unrealized depreciation	(74,973,301)

Net unrealized appreciation	$432,716,731

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,129,215	$16,066
BlackRock Liquidity Funds, TempCash, Institutional Class	$2,827,140	$47,647
BlackRock Liquidity Series, LLC Cash Sweep Series	$(81,667,687)	$274,557
BlackRock Liquidity Series, LLC Money Market Series	$6,655,342	$289,447

(d)	Represents the current yield as of report date.
(e)	Security purchased with the cash collateral from securities loans.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Portfolio Abbreviation

ADR	- American Depositary Receipts

Pro Forma Condensed Combined Statement of Assets and Liabilities for Fundamental Growth Fund and Capital Appreciation Portfolio As of September 30, 2009 (Unaudited)

	Fundamental Growth	Capital Appreciation	Adjustments	Pro Forma Fundamental Growth Combined Fund
Assets:
Investments at value - unaffiliated(1),(2)	$2,873,611,688	$391,025,891	—	$3,264,637,579
Investments at value - affiliated(3)	235,398,632	26,065,715	—	261,464,347
Foreign currency at value(4)	220	—	—	220
Investments sold receivable	46,463,414	1,708,146	—	48,171,560
Dividends receivable - unaffiliated	2,488,552	225,676	—	2,714,228
Dividends receivable - affiliated	—	1,736	—	1,736
Capital shares sold receivable	1,630,864	1,027,370	—	2,658,234
Interest receivable	2,973	—	—	2,973
Securities lending income receivable - affiliated	33,872	2,519	—	36,391
Prepaid expenses	98,602	19,155	—	117,757
Receivable from advisor	—	9,580	—	9,580

Total assets	3,159,728,817	420,085,788	—	3,579,814,605

Liabilities:
Collateral at value - securities loaned	232,571,492	17,936,500	—	250,507,992
Investment purchased payable	49,454,767	5,737,397	—	55,192,164
Capital shares redeemed payable	3,039,590	236,548	—	3,276,138
Investment advisory fees payable	1,442,518	175,808	—	1,618,326
Service and distribution fees payable	950,901	64,564	—	1,015,465
Other accrued expenses payable	1,471,821	57,733	—	1,529,554
Officer’s and Directors’ fees payable	4,066	5,185	—	9,251
Other affiliates payable	61,880	127,424	—	189,304
Other liabilities	235	—	—	235

Total liabilities	288,997,270	24,341,159	—	313,338,429

Net Assets:
Net Assets	2,870,731,547	395,744,629	—	3,266,476,176

Net Assets Consist of:
Paid-in capital	4,351,019,790	431,217,028	—	4,782,236,818
Undistributed net investment income	11,030,678	1,003,542	—	12,034,220
Accumulated net realized loss	(1,883,324,588)	(105,340,421)	—	(1,988,665,009)
Net unrealized appreciation	392,005,667	68,864,480	—	460,870,147

Net Assets	2,870,731,547	395,744,629	—	3,266,476,176

(1) Investments at cost - unaffiliated	$2,481,666,127	$322,161,411	—	$2,803,827,538
(2) Securities loaned at value	$221,591,561	$17,488,360	—	$239,079,921
(3) Investments at cost - affiliated	$235,398,632	$26,065,715	—	$261,464,347
(4) Foreign currency at cost	$204	—	—	$204

	Fundamental Growth	Capital Appreciation	Adjustments		Pro Forma Fundamental Growth Combined Fund
Net Asset Value:
BlackRock
Net assets	—	—	$192,614,118	(6)	$192,614,118
Shares outstanding(5)	—	—	10,289,712	(6)	10,289,712
Par value per share	—	—			$0.100
Net asset value	—	—			$18.72
Institutional
Net assets	$675,255,746	$192,614,118	$(192,614,118	)(6)	$675,255,746
Shares outstanding(5)	36,073,094	12,780,262	(12,780,262	)(6)	36,073,094
Par value per share	$0.100	$0.001			$0.100
Net asset value	$18.72	$15.07			$18.72
Investor A
Net assets	$1,321,440,916	$169,865,020	—		$1,491,305,936
Shares outstanding(5)	72,922,969	11,807,933	(2,434,028	)(6)	82,296,874
Par value per share	$0.100	$0.001			$0.100
Net asset value	$18.12	$14.39			$18.12
Investor B
Net assets	$233,911,345	$10,279,411	—		$244,190,756
Shares outstanding(5)	14,519,395	780,514	(142,448	)(6)	15,157,461
Par value per share	$0.100	$0.001			$0.100
Net asset value	$16.11	$13.17			$16.11
Investor C
Net assets	$579,522,435	$22,986,080	—		$602,508,515
Shares outstanding(5)	35,779,963	1,735,429	(316,259	)(6)	37,199,133
Par value per share	$0.100	$0.001			$0.100
Net asset value	$16.20	$13.25			$16.20
Class R
Net assets	$60,601,105	—	—		$60,601,105
Shares outstanding(5)	3,632,509	—	—		3,632,509
Par value per share	$0.100	—			$0.100
Net asset value	$16.68	—			$16.68

(5) Authorized Shares:
BlackRock	N/A	N/A			300,000,000
Institutional	300,000,000	unlimited			300,000,000
Investor A	300,000,000	unlimited			300,000,000
Investor B	500,000,000	unlimited			500,000,000
Investor C	300,000,000	unlimited			300,000,000
Class R	500,000,000	N/A			500,000,000

(6) Reflects the capitalization adjustments due to the change in par value per share of the newly issued shares and giving effect to issuance of shares of Fundamental Growth Fund to the Capital Appreciation Portfolio shareholders as if the reorganization had taken place on September 30, 2009. The foregoing should not be relied upon to reflect the number of shares of Fundamental Growth Fund that actually will be received on or after such date.

Pro Forma Condensed Combined Statement of Operations for

Fundamental Growth Fund and

Capital Appreciation Portfolio

As of September 30, 2009 (Unaudited)

	Fundamental Growth Fund	Capital Appreciation Portfolio	Adjustments		Pro Forma Fundamental Growth Fund Combined
Investment Income:
Dividends	$33,766,918	$3,201,180	$—		$36,968,098
Foreign taxes withheld	(88,773)	(11,983)	—		(100,756)
Income—affiliated	322,204	16,498	—		338,702
Securities lending—affiliated	280,257	9,190	—		289,447

Total income	34,280,606	3,214,885	—		37,495,491

Expenses:
Investment advisory	15,820,813	1,602,847	(123,058	)(1)	17,300,602
Service—Investor A	2,820,494	277,730	—		3,098,224
Service and distribution—Investor B	2,485,468	111,202	—		2,596,670
Service and distribution—Investor C	5,173,015	159,235	—		5,332,250
Service and distribution—Class R	253,286	—	—		253,286
Transfer agent—BlackRock	—	—	81,366	(2)	81,366
Transfer agent—Institutional	1,282,849	81,366	(158,801	)(3)	1,205,414
Transfer agent—Investor A	3,056,979	287,717	(146,169	)(4)	3,198,527
Transfer agent—Investor B	1,109,394	51,319	(36,540	)(4)	1,124,173
Transfer agent—Investor C	2,239,683	32,808	(114,700	)(4)	2,157,791
Transfer agent—Class R	211,227	—	(5,002	)(4)	206,225
Accounting services	505,497	—	101,978	(5)	607,475
Administration—fund level	—	184,944	(184,944	)(5)	—
Printing	228,393	53,996	220,630	(4)	503,019
Administration—Institutional	—	26,770	(26,770	)(5)	—
Administration—Investor A	—	27,862	(27,862	)(5)	—
Administration—Investor B	—	2,852	(2,852	)(5)	—
Administration—Investor C	—	4,002	(4,002	)(5)	—
Custodian	210,809	29,913	(115,039	)(6)	125,683
Professional	124,581	66,078	(50,955	)(6)	139,704
Registration	115,857	45,776	(28,191	)(6)	133,442
Officer and Directors	104,446	18,334	(22,421	)(6)	100,359
Miscellaneous	123,185	18,131	(1,071	)(6)	140,245
Recoupment of past waived fees—class specific	—	14,494	(14,494	)(7)	—

Total expenses	35,865,976	3,097,376	(658,897)		38,304,455
Less fees waived by advisor	(6,051)	(296,131)	293,286	(7)	(8,896)
Less administration fees waived—Institutional	—	(26,770)	26,770	(7)	—
Less administration fees waived—Investor A	—	(802)	802	(7)	—
Less administration fees waived—Investor B	—	(2,362)	2,362	(7)	—
Less transfer agent fees waived—BlackRock	—	—	(1,232	)(7)	(1,232)
Less transfer agent fees waived—Institutional	—	(1,233)	1,233	(7)	—
Less transfer agent fees waived—Investor A	—	(215)	215	(7)	—
Less transfer agent fees waived—Investor B	—	(4,971)	4,971	(7)	—
Less transfer agent fees waived—Investor C	—	—	(20,707	)(7)	(20,707)
Less transfer agent fees reimbursed—BlackRock	—	—	(42,757	)(7)	(42,757)
Less transfer agent fees reimbursed—Institutional	—	(69,514)	69,514	(7)	—
Less transfer agent fees reimbursed—Investor B	—	(8,002)	8,002	(7)	—
Less transfer agent fees reimbursed—Investor C	—	—	(776,541	)(7)	(776,541)
Lees fees paid indirectly	—	(1,218)	1,218	(8)	—

Total expenses after fees waived, reimbursed and paid indirectly	35,859,925	2,686,158	(1,091,761)		37,454,322

Net investment income (loss)	(1,579,319)	528,727	1,091,761		41,169

	Fundamental Growth Fund	Capital Appreciation Portfolio	Adjustments	Pro Forma Fundamental Growth Fund Combined
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(535,784,420)	(52,852,702)	—	(588,637,122)
Litigation Proceeds	5,615,953	488,373	—	6,104,326
Options written	2,455,924	—	—	2,455,924
Foreign currency transactions	(8,152)	—	—	(8,152)

	(527,720,695)	(52,364,329)	—	(580,085,024)

Net change in unrealized appreciation/depreciation on:
Investments	360,438,473	70,125,354	—	430,563,827
Options written	940,377	—	—	940,377
Foreign currency transactions	19,026	—	—	19,026

	361,397,876	70,125,354	—	431,523,230

Total realized and unrealized gain (loss)	(166,322,819)	17,761,025	—	(148,561,794)

Net Increase (Decrease) in Net Assets Resulting from Operations	(167,902,138)	18,289,752	1,091,761	(148,520,625)

(1)	Reflects adjustment due to contractual advisory agreement of Fundamental Growth Fund.
(2)	Reflects adjustment due to BlackRock shares of Fundamental Growth Fund being issued to Institutional shareholders of Capital Appreciation Portfolio during the Reorganization.
(3)

Reflects adjustment due to BlackRock shares of Fundamental Growth Fund being issued to Institutional shareholders of Capital Appreciation Portfolio during the Reorganization and for reclassification of certain transfer agent fees to printing on the Combined Fundamental Growth Fund.

(4)	Reflects the reclassification of certain transfer agent fees to printing on the Combined Fundamental Growth Fund.
(5)	Reflects an adjustment based on the contractual agreement for the accounting services provider of the Combined Fundamental Growth Fund.
(6)	Reflects the anticipated savings as a result of the Reorganization through consolidation of custody, legal and other services.
(7)	Reflects changes in the expense limitation agreement of the Combined Fundamental Growth Fund that will be in effect upon completion of the Reorganization.
(8)	Reflects adjustment due to contractual transfer agent agreement of Fundamental Growth Fund.

Notes to Pro Forma Combined Financial Statements as of September 30, 2009 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees of BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), at a meeting held on February 23, 2010 and the Board of Directors of BlackRock Fundamental Growth Fund (the “Fundamental Growth Fund”) (collectively the “Funds”), at a meeting held on February 10, 2010 approved their respective Fund’s entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, the Capital Appreciation Portfolio will transfer all of its assets, subject to its liabilities, to the Fundamental Growth Fund, in exchange for a number of shares of the Fundamental Growth Fund in value to the net assets of the Capital Appreciation Portfolio (the “Reorganization”). If the Reorganization is consummated, shares of the Fundamental Growth Fund then will be distributed to the Capital Appreciation Portfolio’s shareholders on a pro rata basis in liquidation of the Capital Appreciation Portfolio.

The Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at September 30, 2009 as if the merger had occurred on that date. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2009 as if the merger had occurred on October 1, 2008. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with the accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2009, all the securities held by the Capital Appreciation Portfolio comply with the compliance guidelines and/or investment restrictions of the Fundamental Growth Fund. The historical cost of investment securities will be carried forward to the surviving entity. The Funds’ fiscal year end is September 30.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2009 or October 1, 2008, as applicable. Following the Reorganization, the Fundamental Growth Fund will be the legal survivor and the Capital Appreciation Portfolio will be the accounting survivor.

All costs with respect to the Reorganization will be borne by BlackRock Advisors, LLC and its affiliates.

NOTE 2 — Capital Appreciation Portfolio and Fundamental Growth Fund Valuation:

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day. The Funds value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the Fundamental Growth Fund that would have been issued at September 30, 2009 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Capital Appreciation Portfolio, as of September 30, 2009, divided by the net asset value per share of the shares of the Fundamental Growth Fund as of September 30, 2009. The pro forma number of shares outstanding, by class, for the Fundamental Growth Fund consists of the following at September 30, 2009.

Class of Shares	Shares of Fundamental Growth Fund Pre-Combination		Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
BlackRock	—	(a)	10,289,712	10,289,712
Institutional	36,073,094		—	36,073,094
Investor A	72,922,969		9,373,905	82,296,874
Investor B	14,519,395		638,066	15,157,461
Investor C	35,779,963		1,419,170	37,199,133
Class R	3,632,509		—	3,632,509

(a)	Fundamental Growth Fund has no BlackRock shares outstanding.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2009, as adjusted, giving effect to the Reorganization reflects changes in expenses of the Fundamental Growth Fund as if the Reorganization was consummated on October 1, 2008. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of the Capital Appreciation Portfolio and the Fundamental Growth Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it determines such qualification is no longer in the best interest of shareholders, the Fundamental Growth Fund will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the Capital Appreciation Portfolio will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The Fundamental Growth Fund will succeed to the capital loss carryforwards of the Capital Appreciation Portfolio. The Capital Appreciation Portfolio’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to each Fund with capital loss carryforwards attributable to the other Fund. Due to the operation of these loss limitation rules, it is possible that the shareholders of the Capital Appreciation Portfolio would receive taxable distributions earlier than they would have in the absence of the Reorganization. Following the Reorganization, the Fundamental Growth Fund will change its year end, which will accelerate the expiration date for its capital loss carryforwards.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

Article IV, Section 1 of the Registrant’s By-Laws provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s By-Laws provides:

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s By-Laws provides:

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s By-Laws provides:

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act “), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

1	(a)	—Articles of Incorporation of the Registrant, dated April 29, 1992. (a)

	(b)	—Articles of Amendment, dated July 7, 1992, to the Articles of Incorporation of the Registrant. (a)

	(c)	—Articles of Amendment, dated October 17, 1994, to the Articles of Incorporation of the Registrant. (a)

	(d)	—Articles Supplementary, dated October 17, 1994, to the Articles of Incorporation of the Registrant. (a)

	(e)	—Articles Supplementary, dated October 17, 1994, to the Articles of Incorporation of the Registrant. (a)

	(f)	—Articles Supplementary, dated April 5, 1999, to the Articles of Incorporation of the Registrant. (a)

	(g)	—Articles Supplementary, dated November 17, 1999, to the Articles of Incorporation of the Registrant. (i)

	(h)	—Articles Supplementary, dated October 20, 2000, to the Articles of Incorporation of the Registrant. (k)

	(i)	—Articles Supplementary, dated December 11, 2001, to the Articles of Incorporation of the Registrant. (d)

	(j)	—Articles of Amendment, dated May 3, 2002, to the Articles of Incorporation of the Registrant. (p)

	(k)	—Articles Supplementary, dated December 9, 2002, to the Articles of Incorporation of the Registrant. (p)

	(l)	—Articles of Amendment, dated March 21, 2003, to the Articles of Incorporation of the Registrant. (s)

	(m)	—Articles Supplementary, dated June 21, 2004, to the Articles of Incorporation of the Registrant. (l)

	(n)	—Form of Articles of Amendment Reclassifying Shares of Authorized Capital Stock. (t)

	(o)	—Form of Articles of Amendment changing the name of the Registrant to BlackRock Fundamental Growth Fund, Inc. (t)

	(p)	—Articles Supplementary, dated February 10, 2010, to the Articles of Incorporation of the Registrant. (y)

2		—Amended and Restated By-Laws of the Registrant, dated December 9, 2008. (w)

3		—None

4		—Form of Agreement and Plan of Reorganization is included in Appendix B to Combined Proxy Statement/Prospectus.

5		—Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of shareholders of the Registrant. (b)

6	(a)	—Form of Investment Management Agreement between the Registrant and BlackRock Advisors, LLC (the “Manager”). (t)

	(b)	—Form of Sub-Advisory Agreement between the Manager and BlackRock Investment Management, LLC. (t)

7		—Form of Distribution Agreement between the Registrant and BlackRock Investments, Inc. (“BRIL”) (c)

8		—None

9		—Form of Custody Agreement between the Registrant and JP Morgan Chase. (m)

10	(a)	—Form of Investor A Distribution Plan. (c)

	(b)	—Form of Investor B Distribution Plan. (c)

	(c)	—Form of Investor C Distribution Plan. (c)

	(d)	—Form of Class R Shares Distribution Plan. (c)

	(e)	—Plan pursuant to Rule 18f-3. (f)

11	(a)	—Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

	(b)	—Opinion and consent of Miles and Stockbridge, P.C. as to the legality of the securities being registered is filed herewith.

12		—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

13	(a)	—Form of Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (g)

	(b)	—Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks, dated as of November 19, 2008, relating to the Credit Agreement, dated as of November 17, 2007. (u)

	(c)	—Termination, Replacement and Restatement Agreement between the Registrant and a syndicate of banks, dated as of November 18, 2009, relating to the Credit Agreement, dated as of November 19, 2008. (x)

	(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company. (j)

	(e)	—Form of Securities Lending Agency Agreement between the Registrant and QA Advisers LLC (now known as BlackRock Investment Management, LLC) dated August 10, 2001. (n)

14	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Fundamental Growth Fund is filed herewith.

	(b)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Capital Appreciation Portfolio is filed herewith.

15		—None

16		—Power of Attorney is included on signature page.

17	(a)	—Form of Proxy Card is filed herewith.

(b)

—Prospectus and Statement of Additional Information of the Registrant, each dated December 29, 2009 (incorporated by reference to Post-Effective Amendment No. 22 to the Registration on Form N-1A (File No. 33-47875), filed on December 23, 2009).

(c)

—Prospectus and Statement of Additional Information of the BlackRock Capital Appreciation Portfolio, each dated January 29, 2010 (incorporated by reference to Post-Effective Amendment No. 124 to the Registration of BlackRock Funds on Form N-1A (File No. 33-26305), filed on January 28, 2010).

(d)

—Annual Report to Shareholders of the Registrant for the year ended August 31, 2009 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on November 5, 2009).

(e)

—Annual Report to Shareholders of the BlackRock Capital Appreciation Portfolio for the year ended September 30, 2009 (incorporated by reference to the Certified Shareholder Report on Form N-CSR of the Registrant, filed on December 7, 2009).

(a)	Re-filed on December 21, 1995, as an Exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement “) pursuant to the Electronic Data Gathering Analysis and Retrieval (“EDGAR “) requirements.

(b)	Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and 6), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, as amended, filed as Exhibit (1) to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s Amended and Restated By-Laws filed as Exhibit (2) to the Registration Statement.
(c)	Incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Global SmallCap Fund, Inc. (File No. 33-53399), filed on October 28, 2008.
(d)	Filed on December 11, 2001 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(e)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of BlackRock Global Growth Fund, Inc. (File No. 333-32899), filed on December 17, 2007.
(f)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on July 21, 2006.
(g)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 23, 2007.
(h)	Filed on October 1, 1992, as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement and refiled as an Exhibit to Post-Effective Amendment No. 9 on December 1, 1999 pursuant to EDGAR requirements.
(i)	Filed on December 1, 1999 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(j)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(k)	Filed on November 30, 2000 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(l)	Filed on December 28, 2004 as Exhibit 1(m) to Post-Effective Amendment No. 15 to the Registration Statement.
(m)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Mercury Global Holdings, Inc. (File No. 2-9834), filed on March 28, 2002.
(n)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(o)	Incorporated by reference to Exhibit 99(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on November 15, 2007.
(p)	Filed on December 30, 2002 as an Exhibit to Post Effective Amendment No. 12 to the Registration Statement.
(q)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.
(r)	Filed on December 19, 2003 as Exhibits 1(k) and 2 to Post-Effective Amendment No. 13 to the Registration Statement.
(s)	Incorporated by reference to Exhibit 8(b)(6) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Government Fund (File No. 2-92366), filed on December 21, 2005.
(t)	Filed on September 21, 2006 as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement.
(u)	Filed on December 22, 2008 as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement.
(v)	Incorporated by reference to the identically numbered Exhibits 2 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.
(w)	Incorporated by reference to the identically numbered Exhibit to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.
(x)	Incorporated by reference to the identically numbered Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement.
(y)	Filed on February 16, 2010 as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement.

Item17.    Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 5th day of March, 2010.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC. (REGISTRANT)

By:	/S/ ANNE F. ACKERLEY
(Anne F. Ackerley, President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Anne Ackerley, Howard B. Surloff, Edward Baer and Denis R. Molleur, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. This power of attorney will be governed by and construed in accordance with the laws of the State of Maryland. The execution of the power of attorney is not intended to, and does not, revoke any prior powers of attorney.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ANNE F. ACKERLEY (Anne F. Ackerley)	President and Chief Executive Officer (Principal Executive Officer)	March 5, 2010

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	March 5, 2010

/S/ JAMES H. BODURTHA (James H. Bodurtha)	Director	March 5, 2010

/S/ BRUCE R. BOND (Bruce R. Bond)	Director	March 5, 2010

/S/ DONALD W. BURTON (Donald W. Burton)	Director	March 5, 2010

/S/ RICHARD S. DAVIS (Richard S. Davis)	Director	March 5, 2010

(Stuart E. Eizenstat)	Director

(Laurence D. Fink)	Director

(Kenneth A. Froot)	Director

Signature	Title	Date

/S/ HENRY GABBAY (Henry Gabbay)	Director	March 5, 2010

/S/ ROBERT M. HERNANDEZ (Robert M. Hernandez)	Director	March 5, 2010

/S/ JOHN F. O’BRIEN (John F. O’Brien)	Director	March 5, 2010

(Roberta Cooper Ramo)	Director

/S/ DAVID H. WALSH (David H. Walsh)	Director	March 5, 2010

/S/ FRED G. WEISS (Fred G. Weiss)	Director	March 5, 2010

/S/ RICHARD R. WEST (Richard R. West)	Director	March 5, 2010

EXHIBIT INDEX

Exhibit No.		Description
11	(a)	—Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of securities being registered.

(b	)	—Opinion and consent of Miles and Stockbridge, P.C. as to the legality of the securities being registered.

12		—Form of Opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Fundamental Growth Fund.

(b	)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Capital Appreciation Portfolio.

17	(a)	—Form of Proxy Card.